1999 Semi-Annual Report

--------------------------------------------------------------------------------

                                       THE
                                      ROYCE
                                      FUNDS

                       Value Investing In Small Companies
                             For More Than 25 Years

                                ROYCE VALUE TRUST

                              ROYCE MICRO-CAP TRUST

                                ROYCE FOCUS TRUST

--------------------------------------------------------------------------------

                               www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS
--------------------------------------------------------------------------------

Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, formerly named Royce Global Trust, a closed-end fund that typically invests in a limited number of domestic and foreign companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund's Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

-------------------------------------------------------------------------------

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

o Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

o In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

o A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small and micro-cap securities.

o The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

o Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

--------------------------------------------------------------------------------
WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 12, 14 and 16. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 19.

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

SEMI-ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

For more than 25 years, our approach has focused on evaluating a company's current worth -- what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its current worth.

Letter to Our Stockholders: Reversal of Fortune ... Why Small Caps, Why Now  2
------------------------------------------------------------------------------
A Recounting of an Idea                                                     10
------------------------------------------------------------------------------
Performance and Portfolio Review:
Royce Value Trust, Royce Micro-Cap Trust, Royce Focus Trust                 12
------------------------------------------------------------------------------
History Since Inception                                                     18
------------------------------------------------------------------------------
Distribution Reinvestment and Cash Purchase Options                         19
------------------------------------------------------------------------------
Updates and Notes: What's New on Our Website
(www.roycefunds.com) and a Y2K Update                                       20
------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements                     21
------------------------------------------------------------------------------
Postscript: Funny Business                                   Inside Back Cover
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 1999
--------------------------------------------------------------------------------
FUND            2ND QUARTER  YEAR-TO-DATE                                      FROM    INCEPTION
                   1999*        1999*        1-YEAR    3-YEAR      5-YEAR   INCEPTION     DATE
--------------------------------------------------------------------------------------------------
Royce Value
Trust              20.2%         4.9%         -0.2%      14.4%     15.2%    12.8%      11/26/86
--------------------------------------------------------------------------------------------------
Royce
Micro-Cap
Trust              16.5          2.4          -9.4        9.5      13.4     12.3       12/14/93
--------------------------------------------------------------------------------------------------
Royce Focus
Trust              29.4         10.1          -3.6        n/a       n/a     10.1       11/01/96**
--------------------------------------------------------------------------------------------------
Russell 2000       15.6          9.3           1.5       11.2      15.4
--------------------------------------------------------------------------------------------------

 *Not annualized.
**Date Royce & Associates, Inc. assumed investment management responsibility.

[photo: Charles M. Royce]

[caption]
Charles M. Royce, President

[sidebar]

The second-quarter rally represents a remarkable comeback. It really began in late March, and I think it's an extension of what happened following the low on October 8, 1998. In fact, the Russell 2000 was up 48.9% from October 8 through June 30, while the S&P 500 was up 44.4% over the same period. I think many people aren't aware of this recent period of small-cap outperformance -- their attention is focused on year-to-date results.

[end sidebar]

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon graphic: Dual scene: Scene 1--Depressed people hiding under a table, first quarter fund chart showing downward trend. Scene 2--Ecstatic people dancing on the table with results of second quarter.]

Hank Blaustein 1999

REVERSAL OF FORTUNE

What an interesting six months! At the end of 1999's first quarter, the best thing investors could say about the small-cap sector was that it was analogous to one's brother-in-law -- a question mark backed by hope. But after a poor start in both an absolute and relative sense, small-cap securities reversed their fortunes

[bar chart]
--------------------------------------------------------------------------------
                   AFTER WEAK 1ST QUARTER, SMALL-CAPS SOAR IN
              2ND QUARTER, INTERNET STOCKS SINK, LARGE-CAPS SIMMER
--------------------------------------------------------------------------------

                Russell       S&P        Nasdaq       DJ Internet
                 2000         500      Composite       Commerce
                 ----         ---      ---------       --------
1st Quarter       -5.4%       5.0%       12.3%            55.9%
2nd Quarter       15.6%       7.1%        9.1%           -2.1%

[end bar chart]


2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 in the second quarter by outperforming their large-company counterparts for the first time since the third quarter of 1997. Perhaps the attitudes of those who thought portfolio diversification wasn't necessary were reversed as well. Although small-caps did not quite catch large-caps on a year-to-date performance basis through June 30, 1999, the second quarter was as impressive for small-caps as the first quarter was dismal.

     As exciting as small-cap performance was in 1999's second quarter, it was the rise and fall of Internet stocks during the first six months that grabbed headlines and held investor attention. With the Dow Jones Internet Commerce Index up 55.9% in the first quarter alone, a return most investors would be happy with over three years, there were plenty of Internet stock market gains despite few real profits. Internet mania knew no bounds, impacting both large- and small-cap indices -- most notably, the Nasdaq Composite and the small-cap Russell 2000. The 53 Internet stocks in the Russell 2000 were up 54% on average in the first quarter; without these companies, the index, which was down 5.4%, would have been about 3% lower (Source: Frank Russell Co.). Although the Internet sector was still up significantly year-to-date through June 30, 1999, it was only after the second-quarter downturn (DJ Internet Commerce index was off 22.7% from its high on 4/13/99 through 6/30/99) that the Monopoly-money mentality began to subside. Like high school hoops hopefuls bypassing college and going directly to the NBA, many Internet companies at the close of their first day of trading skipped small-cap status and went directly to large-cap standing. One has to wonder about the long-term prospects for many of these companies.

[pull quote]

After a poor start in both an absolute and relative sense, small-cap securities reversed their fortunes in the second quarter by outperforming their large-company counterparts for the first time since the third quarter of 1997. Perhaps the attitudes of those who thought portfolio diversification wasn't necessary were reversed as well.

[end pull quote]


[pull quote]

Like high school hoops hopefuls bypassing college and going directly to the NBA, many Internet companies at the close of their first day of trading skipped small-cap status and went directly to large-cap standing. One has to wonder about the long-term prospects for many of these companies.

[end pull quote]


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 3

[sidebar]

It seems to be a commonly held belief that large-cap stocks in general are currently overvalued and that small-caps in general are relatively undervalued, but I think that many large-caps are so overpriced that small-caps can't help but look attractive. The real issue for us is finding stocks whose absolute values are attractive to us -- stocks that are trading at a discount to their own value as a business, not at a discount to another company in another business in a different asset class.

[end sidebar]

--------------------------------------------------------------------------------
REPORTS OF VALUE'S DEATH

Whoever said rules are made to be broken had the first quarter in mind as it pertained to the relative performance of growth and value approaches inside small-cap. The traditional beacon during difficult times -- value investing -- was no help at all during the first quarter (more to the point, our Funds also performed poorly). The Russell 2000 Value index lost 9.7% versus a loss of 1.7% for the Russell 2000 Growth index, its worst relative comparison since the fourth quarter of 1979. It was also only the fourth time in the index's 20-year history (4Q'79, 4Q'89 and 4Q'94) that the small-cap value index underperformed the small-cap growth index during a down quarter. Fortunately, reports of the demise of value investing were premature. In the second quarter, the Russell 2000 Value index rebounded sharply, up 16.6% versus 14.8% for the Russell 2000 Growth index. Although value still trails growth year-to-date through June 30, 1999, over a longer and perhaps more meaningful period, i.e., since the May 22, 1996 small-cap peak, value has significantly outperformed growth (+42.8% versus +18.7%).

[pull quote]

The traditional beacon during difficult times -- value investing -- was no help at all during the first quarter. It was only the fourth time in the Russell 2000's 20-year history that the small-cap value index underperformed the small-cap growth index during a down quarter.

[end pull quote]

[bottombar]

When he stopped by our offices this summer (the only time it's easy to get a good table at a great restaurant in New York), the intrepid advisor asked us questions about our investment approach and the number of funds that we manage. Chuck Royce sat down with him to share his insights regarding these topics.

Since Royce focuses on small-company value investing, why offer three closed-end Funds that appear to do the same thing?

Let's not forget that small-cap is not only the largest -- with more than 8,000 names -- but also the most diverse sector of the domestic equity universe. Even with a very focused approach like ours, this diversity allows us to offer Funds whose portfolio selections and potential performance patterns may differ substantially. For example, we offer a Fund that invests in the lower end, Royce Micro-Cap Trust and one that invests in both small- and micro-cap companies, Royce Value Trust. We also offer a Fund that is not restricted in terms of market capitalization, Royce Focus Trust. It invests primarily in a limited number of small- and micro-cap companies, but can also make selections outside of the small-cap universe. While you may not expect differences in

[end bottombar]


4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

[pull quote]

Who would have thought that our Funds would outperform in the dynamic second quarter and underperform during the difficult first quarter? We certainly didn't.

[end pull quote]

--------------------------------------------------------------------------------
WHO WOULD HAVE THOUGHT?

Our approach in the past regarding our performance discussion has been simple and direct, cartoons aside -- temper our enthusiasm when things go well and keep our chins up when they do not. In 1999, we have had opportunities to do both. Our performance through June 30, 1999 was influenced by our asset class, our investment style and our portfolio positions. Our first-quarter travails (each of the Funds were underwater and underperformed the Russell 2000) were matched by our second-quarter triumphs (each provided 16%+ NAV quarterly returns, and each outperformed the Russell 2000).

     Especially noteworthy second quarter performances were turned in by Royce Focus Trust, our concentrated portfolio, and Royce Value Trust, our oldest and largest closed-end fund. In addition, RVT enjoyed a 3-year NAV performance advantage over both of its benchmark indices. For a complete review and discussion of individual fund results and risk profiles, see pages 12 - 17.

[bottombar]

                 MICRO-CAP VS. SMALL-CAP PERFORMANCE COMPARISON
                    3-YEAR TRAILING PERFORMANCE DIFFERENTIAL

[line chart]
                           Date           Return Spread
                           ----           -------------
                          Dec-28              2.51%
                          Mar-29              1.05%
                          Jun-29             -1.16%
                          Sep-29             -4.10%
                          Dec-29             -1.99%
                          Mar-30              1.87%
                          Jun-30             -0.59%
                          Sep-30             -3.03%
                          Dec-30             -5.21%
                          Mar-31             -2.69%
                          Jun-31             -5.82%
                          Sep-31             -5.14%
                          Dec-31             -5.50%
                          Mar-32             -4.20%
                          Jun-32             -2.31%
                          Sep-32              1.58%
                          Dec-32              0.18%
                          Mar-33             -1.59%
                          Jun-33              9.45%
                          Sep-33             11.15%
                          Dec-33             13.50%
                          Mar-34             14.77%
                          Jun-34             14.38%
                          Sep-34             15.00%
                          Dec-34             19.92%
                          Mar-35             13.25%
                          Jun-35             13.90%
                          Sep-35              8.33%
                          Dec-35             19.53%
                          Mar-36             28.36%
                          Jun-36              2.82%
                          Sep-36              7.19%
                          Dec-36             14.21%
                          Mar-37             10.66%
                          Jun-37              8.91%
                          Sep-37              8.73%
                          Dec-37              6.43%
                          Mar-38              5.27%
                          Jun-38              9.43%
                          Sep-38              5.95%
                          Dec-38              0.21%
                          Mar-39             -4.54%
                          Jun-39             -4.80%
                          Sep-39             -0.17%
                          Dec-39             -6.74%
                          Mar-40             -8.82%
                          Jun-40             -7.66%
                          Sep-40             -8.06%
                          Dec-40             -8.08%
                          Mar-41             -5.17%
                          Jun-41             -6.83%
                          Sep-41             -4.04%
                          Dec-41             -4.45%
                          Mar-42             -0.53%
                          Jun-42              1.93%
                          Sep-42             -2.74%
                          Dec-42              2.25%
                          Mar-43             11.28%
                          Jun-43             17.58%
                          Sep-43             17.40%
                          Dec-43             15.85%
                          Mar-44             18.01%
                          Jun-44             21.74%
                          Sep-44             17.72%
                          Dec-44             26.95%
                          Mar-45             20.17%
                          Jun-45             24.84%
                          Sep-45             21.63%
                          Dec-45             25.34%
                          Mar-46             11.37%
                          Jun-46              9.75%
                          Sep-46              7.38%
                          Dec-46              9.07%
                          Mar-47              7.34%
                          Jun-47              3.43%
                          Sep-47              4.71%
                          Dec-47              3.43%
                          Mar-48              4.64%
                          Jun-48              3.36%
                          Sep-48              2.10%
                          Dec-48             -1.10%
                          Mar-49             -0.85%
                          Jun-49             -1.99%
                          Sep-49             -1.08%
                          Dec-49             -0.63%
                          Mar-50             -0.37%
                          Jun-50              0.69%
                          Sep-50              0.92%
                          Dec-50              1.78%
                          Mar-51             -0.31%
                          Jun-51             -1.29%
                          Sep-51             -0.85%
                          Dec-51              0.40%
                          Mar-52             -1.51%
                          Jun-52             -0.53%
                          Sep-52             -0.19%
                          Dec-52             -0.97%
                          Mar-53             -1.13%
                          Jun-53             -0.94%
                          Sep-53             -1.99%
                          Dec-53             -4.06%
                          Mar-54             -2.46%
                          Jun-54             -2.89%
                          Sep-54             -1.46%
                          Dec-54             -0.51%
                          Mar-55              0.58%
                          Jun-55              0.51%
                          Sep-55              1.55%
                          Dec-55              1.05%
                          Mar-56              0.79%
                          Jun-56              0.50%
                          Sep-56              1.19%
                          Dec-56              1.28%
                          Mar-57              1.23%
                          Jun-57              2.46%
                          Sep-57              2.46%
                          Dec-57              0.57%
                          Mar-58              0.59%
                          Jun-58              1.80%
                          Sep-58              1.28%
                          Dec-58              2.36%
                          Mar-59              2.37%
                          Jun-59              2.51%
                          Sep-59              3.08%
                          Dec-59              3.58%
                          Mar-60              3.59%
                          Jun-60              1.89%
                          Sep-60              1.67%
                          Dec-60              1.57%
                          Mar-61              0.60%
                          Jun-61             -0.45%
                          Sep-61             -0.82%
                          Dec-61             -0.40%
                          Mar-62              0.58%
                          Jun-62              1.18%
                          Sep-62              0.92%
                          Dec-62             -0.39%
                          Mar-63             -0.94%
                          Jun-63             -0.40%
                          Sep-63             -1.36%
                          Dec-63             -1.74%
                          Mar-64             -1.00%
                          Jun-64             -2.20%
                          Sep-64             -0.97%
                          Dec-64             -1.09%
                          Mar-65             -1.88%
                          Jun-65             -2.85%
                          Sep-65             -4.34%
                          Dec-65             -0.68%
                          Mar-66              1.85%
                          Jun-66              1.82%
                          Sep-66              1.23%
                          Dec-66              1.24%
                          Mar-67              3.80%
                          Jun-67              7.49%
                          Sep-67              9.24%
                          Dec-67             10.23%
                          Mar-68             10.21%
                          Jun-68             14.98%
                          Sep-68             16.76%
                          Dec-68             15.44%
                          Mar-69             11.24%
                          Jun-69             10.64%
                          Sep-69              8.65%
                          Dec-69              8.85%
                          Mar-70              6.35%
                          Jun-70              2.20%
                          Sep-70              0.17%
                          Dec-70             -2.66%
                          Mar-71             -1.56%
                          Jun-71             -5.13%
                          Sep-71             -5.84%
                          Dec-71             -7.22%
                          Mar-72             -5.51%
                          Jun-72             -5.71%
                          Sep-72             -4.97%
                          Dec-72             -5.61%
                          Mar-73             -5.90%
                          Jun-73             -5.97%
                          Sep-73             -6.50%
                          Dec-73             -5.57%
                          Mar-74             -5.66%
                          Jun-74             -3.80%
                          Sep-74             -3.49%
                          Dec-74             -5.06%
                          Mar-75             -4.37%
                          Jun-75             -4.54%
                          Sep-75             -3.17%
                          Dec-75             -2.76%
                          Mar-76             -0.19%
                          Jun-76             -0.71%
                          Sep-76             -0.56%
                          Dec-76              1.37%
                          Mar-77             -0.19%
                          Jun-77             -1.22%
                          Sep-77             -0.23%
                          Dec-77              5.14%
                          Mar-78              3.18%
                          Jun-78              4.62%
                          Sep-78              6.12%
                          Dec-78              4.92%
                          Mar-79              1.73%
                          Jun-79              3.74%
                          Sep-79              3.71%
                          Dec-79              3.47%
                          Mar-80              2.77%
                          Jun-80              2.60%
                          Sep-80              3.90%
                          Dec-80              2.83%
                          Mar-81              1.53%
                          Jun-81              2.19%
                          Sep-81              0.30%
                          Dec-81              2.62%
                          Mar-82              2.78%
                          Jun-82              2.26%
                          Sep-82              1.46%
                          Dec-82              2.22%
                          Mar-83              3.15%
                          Jun-83              5.83%
                          Sep-83              3.55%
                          Dec-83              3.23%
                          Mar-84              1.77%
                          Jun-84             -1.38%
                          Sep-84             -1.98%
                          Dec-84             -3.79%
                          Mar-85             -4.32%
                          Jun-85             -5.32%
                          Sep-85             -3.24%
                          Dec-85             -4.93%
                          Mar-86             -5.80%
                          Jun-86             -7.21%
                          Sep-86             -7.36%
                          Dec-86             -7.98%
                          Mar-87             -9.05%
                          Jun-87             -7.35%
                          Sep-87             -6.76%
                          Dec-87             -6.02%
                          Mar-88             -6.15%
                          Jun-88             -5.93%
                          Sep-88             -5.94%
                          Dec-88             -5.43%
                          Mar-89             -5.45%
                          Jun-89             -6.13%
                          Sep-89             -6.80%
                          Dec-89             -7.17%
                          Mar-90             -6.70%
                          Jun-90             -7.28%
                          Sep-90             -6.13%
                          Dec-90             -8.23%
                          Mar-91             -7.24%
                          Jun-91             -6.37%
                          Sep-91             -7.19%
                          Dec-91             -7.53%
                          Mar-92             -3.51%
                          Jun-92             -3.40%
                          Sep-92             -2.98%
                          Dec-92             -1.00%
                          Mar-93              0.50%
                          Jun-93              0.44%
                          Sep-93              1.04%
                          Dec-93              4.85%
                          Mar-94              3.19%
                          Jun-94              3.19%
                          Sep-94              2.83%
                          Dec-94              3.06%
                          Mar-95             -0.12%
                          Jun-95              1.57%
                          Sep-95              3.28%
                          Dec-95              0.94%
                          Mar-96              0.30%
                          Jun-96              1.89%
                          Sep-96              1.20%
                          Dec-96              0.66%
                          Mar-97              0.61%
                          Jun-97             -2.13%
                          Sep-97              0.03%
                          Dec-97              0.40%
                          Mar-98             -1.04%
                          Jun-98             -2.42%
                          Sep-98             -4.19%
                          Dec-98             -3.42%

The above chart reflects the divergence of historical 3-year trailing returns of micro-cap (CRSP 9-10 Composite) vs. small-cap (CRSP 6-8 Composite) stocks. Each point on the line above zero indicates a period of micro-cap outperformance, and those below zero indicate small-cap outperformance, for that trailing 3-year period.)

[end line chart]

*The above chart reflects the divergence of historical 3-year trailing average annual total returns of micro-cap (CRSP 9-10 Composite) vs. small-cap (CRSP 6-8 Composite) stocks through 12/31/98. Each point on the line above zero indicates a period of micro-cap outperformance, and those below zero indicate small-cap outperformance for that trailing 3-year period.


performance, history shows that significant variances have occurred between the small- and micro-cap sectors and among our Funds as well.

Does it make sense to own more than one Royce Fund?

We think it could for some investors, partly because the small-cap world is so diverse and partly because investors have different goals and levels of risk tolerance.

[end bottombar]


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 5

[pull quote]

The full decades in which the CRSP 6-10 outperformed the S&P 500 -- the '30s, '40s, '60s and '70s -- were average to low-return periods, while the decades in which it trailed -- the '50s, '80s and '90s -- were high-return periods. We think this is encouraging for small-cap investing today, as we believe that the market as a whole has entered a lower-return period.

[end pull quote]

--------------------------------------------------------------------------------
SAME AS IT EVER WAS

     Performance snapshots can be misleading. As the name implies, a snapshot is a picture that depicts performance at a single moment in time. It says nothing about periods preceding or following the snapshot. The old adage, "Past performance is no guarantee of future results," can be seen in the following:

-------------------------------------------    -----------------------------------------
     PUT ALL MY MONEY IN SMALL-CAP?                   PUT ALL MY MONEY IN LARGE-CAP?
      Average Annual Total Returns                    Average Annual Total Returns
-------------------------------------------    -----------------------------------------
              Periods Ended 9/30/95                           Periods Ended 6/30/99
              ---------------------                           ---------------------
         Russell 2000             S&P 500                 Russell 2000           S&P 500
-------------------------------------------    -----------------------------------------
3-Year       19.0%                 15.0%        3-Year       11.2%                 29.1%
-------------------------------------------    -----------------------------------------
5-Year       21.7%                 17.2%        5-Year       15.4%                 27.9%
-------------------------------------------    -----------------------------------------

     While the period leading up to and including performance through 9/30/95 was a terrific time for small-cap investing, the period since has clearly favored large-caps. Despite seemingly strong evidence in 1995 and again today, investing based on a performance snapshot may be dangerous.

     With all due respect to John Maynard Keynes's famous dictum, "The long run is a misleading guide to current affairs because in the long run we are all dead," we believe that the long run offers useful insight, especially when examining shorter-term performance periods. We've recently completed an internal analysis that has revealed some interesting points regarding long-term small-cap performance. We examined small-cap returns (CRSP 6-10, Center for Research in Security Prices) and S&P 500 returns from the '30s through the '90s and discovered that the '90s are no different than any other decade. Small-cap has had both a period of outperformance and a period of underperformance during each 10-year time horizon.

[bottombar]

If each Fund is different, why do you include all of them in the same report?

First, while each Fund focuses on a different aspect of small-cap investing, we use a common value approach to security selection. Second, many stockholders own more than one Royce Fund, and we want to make sure that everyone is aware of the range of funds that we offer.

How did you develop your investment approach?

Our approach grew out of a fear of losing our shareholders' money, as well as our own. When I became associated with Royce & Associates -- first as a consultant and then in June 1973 as owner and chief investment officer -- I focused, like a lot of investors, more on style than substance when selecting securities. After a very difficult 1973 and 1974, I asked myself, "How can I

[end bottombar]


6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

What we also found was that small-caps outperformed large-caps for at least a six-year period inside each decade, including the '90s. Many investors forget that the early '90s were a very successful period for small-caps.

     The full decades in which the CRSP 6-10 outperformed the S&P 500 -- the '30s, '40s, '60s and '70s -- were average to low-return periods, while the decades in which it trailed -- the '50s, '80s and '90s -- were high-return periods. We think this is encouraging for small-cap investing today, because we believe that the market as a whole has entered a lower-return period.

----------------------------------------------------------------------------------------
                                                                6-YEAR TOTAL RETURN
          INTRA-DECADE SMALL-CAP OUTPERFORMANCE PERIODS        RESULTS FOR SMALL-CAP
            6-YEAR CUMULATIVE OUTPERFORMANCE BY DECADE         OUTPERFORMANCE PERIODS
----------------------------------------------------------------------------------------
'90-'99                   9/30/90 - 9/30/96                      CRSP 6-10      S&P 500
----------------------------------------------------------------------------------------
'80-'89                    3/1/80 - 3/31/86                       223.9%         165.7%
----------------------------------------------------------------------------------------
'70-'79                 12/31/73 - 12/31/79                       281.6          211.1
----------------------------------------------------------------------------------------
'60-'69                 12/31/62 - 12/31/68                       261.9           46.5
----------------------------------------------------------------------------------------
'50-'59                   9/30/53 - 9/30/59                       315.7           99.0
----------------------------------------------------------------------------------------
'40-'49                   6/30/40 - 6/30/46                       222.5          205.6
----------------------------------------------------------------------------------------
'30-'39                 12/31/30 - 12/31/36                       517.1          158.3
----------------------------------------------------------------------------------------
                                                                  243.1           59.7
----------------------------------------------------------------------------------------
                               YEAR BY YEAR

Bar points indicate beginning and ending periods of 6-year small-cap outperformance

----------------------------------------------------------------------------------
                            CUMULATIVE RESULTS BY DECADE
----------------------------------------------------------------------------------
                1930's   1940's    1950's    1960's    1970's    1980's    1990's
----------------------------------------------------------------------------------
CRSP 6-10      47.7%     328.9%    438.3%    218.8%    150.1%    304.7%    244.7%
----------------------------------------------------------------------------------
S&P 500         2.3      138.7     483.3     112.3      76.5     401.5     394.7
----------------------------------------------------------------------------------

[bottombar]

try to avoid losing money in the equity markets?" It was then that I developed the approach that in essence the firm still uses today, one which looks for attractive balance sheets, high internal rates of return and established records of generating "free cash flow." Obviously an investor can lose money, but we wanted to try to manage some of the risks of investing.

Was risk management as important a factor then as it is today?

Absolutely. Historically, small-company investors have had to deal with higher-than-average levels of volatility. Conventional wisdom held that if you wanted high returns from small-cap stocks, you had to take greater risks. We believed, however, that our disciplined value approach could effectively reduce risk without sacrificing long-term returns. This idea is as important today as it was then.

[end bottombar]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 7

[sidebar]

Notwithstanding the current small-cap rally, we are finding what we believe are attractively priced companies. We did some internal research recently that examined small-cap valuations on an earnings yield basis. The results indicate to us that, adjusting for interest rates and allowing for the recent small-cap rally, small-caps are still very attractively valued.

[end sidebar]

[Graphic: Parade with people holding banner which reads SMALL-CAPS]

WHY SMALL-CAPS, WHY NOW!

The last several years of small-cap underperformance have led many financial commentators to suggest that the world has changed and that the small-cap sector may not offer the return potential that it has in the past. We not only disagree with this, but believe that recent performance is very typical of past performance patterns, i.e., it has been cyclical and well within historical norms.

               SMALL-CAP AND LARGE-CAP OUTPERFORMANCE BY QUINTILE
               ALL ROLLING 10-YEAR PERIODS FROM 1936 THROUGH 1998

----------------------------------------------------------------------------------------------------------
10-Year Returns by      Range of Average      Total # of Periods   Total # of Periods    Percentage of
10-Year Returns by      Range of Average      when CRSP 6-10       when S&P 500          Periods CRSP 6-10
Quintile                Annual Returns        Outperformed         Outperformed          Outperformed
----------------------------------------------------------------------------------------------------------
1st Quintile            over 16.3%            10                   41                    20%
----------------------------------------------------------------------------------------------------------
2nd Quintile            13.9 - 16.2           16                   34                    32
----------------------------------------------------------------------------------------------------------
3rd Quintile            9.2 - 13.8            42                    8                    84
----------------------------------------------------------------------------------------------------------
4th Quintile            6.4 - 9.1             45                    6                    88
----------------------------------------------------------------------------------------------------------
5th Quintile            (3.7) - 6.3           39                   12                    76
----------------------------------------------------------------------------------------------------------

[bottombar]

What kind of changes have affected the small-cap market since you began managing money?

When I began, small-caps were not recognized as a separate asset class. Regardless of investment approach, all small-cap portfolios -- of which there were few -- were categorized as "Aggressive Growth" by Lipper Analytical Services. So the most significant change by far is the way that small-cap has evolved into a professional asset class, with its own indices, analysts and institutional coverage. A direct result of this has been an increase in the in the number of small-cap funds and an extension of the effective market cap ceiling from $500 million at the beginning of the '90s to $1.5 billion today.

How has the firm responded to these changes?

We now view the small- and micro-cap sectors as distinct segments, a distinction we first identified in the early '90s. We have developed investment approaches that we believe are appropriate for each, namely concentration in the upper tier and broader diversification in the lower tier.

[end bottombar]


8  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

(l-r) Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino

     The performance table on page eight confirms what our earlier studies had shown -- large-caps have historically tended to outperform in high-return periods, while small-caps have outperformed during average and low-return periods.

     As satisfying as the second quarter small-cap rally was, we are even more encouraged by the performance of small-cap since the bottom last October. Not only did the Russell 2000 outperform the S&P 500 from the October 8, 1998 bottom through June 30, 1999 (+48.9% versus +44.4%), it did so during a period of rising interest rates -- Treasury bond yields were up more than 26% during the period! We think that in the current cycle, small-cap can keep leading the parade.

     As we enter what we believe will be a relatively low-return period for the market -- possibly for an extended time -- our confidence in small-cap value investing remains as high as ever.

     We appreciate your continued support of our work.

Sincerely,

[Signature Charles M. Royce]    [Signature W. Whitney George]    [Signature Jack E. Fockler, Jr.]
     Charles M. Royce                W. Whitney George                Jack E. Fockler, Jr.
        President                      Vice President                    Vice President

August 6, 1999

PS We invite you to visit our Website at www.roycefunds.com for up-to-date information on our Funds and our company. Your questions and comments are always welcome.

[bottombar]

What's next?

We're going to continue doing the same things we've done for the past 25 years -- look to invest in good companies that are substantially undervalued in the market.

[end bottombar]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 9

[sidebar]

The companies that we consider as investments for our Fund portfolios all have stories behind them, with plots that often resemble the twists and turns of a Victorian novel, featuring courageous heroes and virtuous heroines, unexpected appearances from mysterious strangers, terrible secrets revealed at the worst possible moment and (at least we always hope) a happy ending.

[end sidebar]

A RECOUNTING OF AN IDEA
--------------------------------------------------------------------------------

Prologue

Although we try to provide a lot of information about our investment approach, many investors want to know more about how we make specific investment decisions. A good example of how our selection process is designed to work is E.W. Blanch Holdings (NYSE: EWB). Primarily a reinsurance intermediary, the company works with insurance companies to place unwanted risk with reinsurers who can absorb that risk. In many ways, the business functions analogously to a securities brokerage. Insurance and reinsurance are businesses that we believe we know well, since our experience with them dates back many years.

Chapter One, In Which a Reinsurance Broker's IPO Attracts the Close Attention of Everyone at the Firm Known as Royce.

     E.W. Blanch enjoyed an excellent reputation as a reinsurance broker and was known to us even before the company's initial public offering in May, 1993. Many of its clients were companies whose stock we owned, which is how it initially came to our attention. At the time, E.W. Blanch had a strong balance sheet and solid prospects to grow as a business, two elements that must be present for us to take a second look at any company. Soon after the company went public with a successful IPO in 1993, we bought a small number of shares and began to watch more closely, something we occasionally do when we're interested, but not yet fully committed (think of it as dating).

Chapter Two, In Which the Need for Grace Under Pressure is Clearly Demonstrated to All.

     Although the CEO was (and remains) an energetic and talented recruiter and marketer, we had concerns about how well the firm would make the transition from private business to public company - as we typically do when any primarily entrepreneurial business becomes publicly traded. Any business that goes through this process suddenly finds itself with a different set of very real partners. These new partners, the stockholders, are seldom shy about asking in-depth questions, offering suggestions or even complaining about the business on at least a quarterly basis, when a company posts its latest financial results. Not every business is prepared for this phenomenon. Even for a company that eventually handles these matters with grace, the passage usually begins less than smoothly as the company adjusts to this changing culture. And so it was at Blanch.

Chapter Three, In Which Trouble Rears Its Loathsome Head, as Reinsurance Premiums Decline, Institutional Attention Wanes and the Stock Price Languishes.

     Although E.W. Blanch came on the market as a micro-cap security, there was some institutional interest in the stock (which is not always the case with micro-caps). In what was then a declining market for reinsurance premiums, the firm told investors that it could grow at 20% per year, a target that proved to be more optimistic than the company could consistently deliver on a quarterly basis. From shortly after the offering through 1995, the stock languished as the initial expectations were dashed, and institutional investors grew timid.

* Past performance is no guarantee of future results. As of June 30, 1999, E.W. Blanch represented 0.4% of Royce Value Trust's net assets, 0.0% of Royce Micro-Cap Trust's net assets and 3.1% of Royce Focus Trust's net assets. There can be no assurance that this stock will be included in any Royce-managed fund in the future.


10  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

--------------------------------------------------------------------------------

Chapter Four, In Which a Period of Bumpy Growth for the Company Creates the Seemingly Paradoxical Consequence of Additional Buying Opportunities for Royce.

     Drawing encouragement from our ongoing conversations with Blanch's management, its solid balance sheet and sterling business reputation, we continued to build our position in the stock from late 1993 through 1995 at prices ranging from $15 3/4 - $22 3/8, prices that we estimated to be approximately 10 times earnings. However, there were important issues that tested our confidence. The company's overly optimistic short-term growth expectations at the outset, inconsistent growth and some substantial insider selling were all matters that made us re-examine our commitment. Yet we looked at both past and potential growth with a long-term perspective and saw a company that had been providing a 15% annualized growth rate, albeit in an admittedly bumpy fashion. Although E.W. Blanch was still a distant third among reinsurance brokers, we became increasingly convinced of its potential to close the gap. Our confidence seemed to grow in direct proportion to the indifference of our peers. When we describe the tendency of micro-cap stocks to fly beneath Wall Street's radar, companies such as E.W. Blanch are what we have in mind.

Chapter Five, In Which the Company's Innovations Move the Stock Price and the Business Forward, Causing All to Rejoice.

     An important but costly acquisition in 1995 kept the company's stock performance sluggish that year, but by 1996 its business profile began to turn around, especially in light of its participation in two highly significant innovations in their industry. It played an integral part in the formation of the California Earthquake Authority, with a $3.5 billion reinsurance placement in that state. It also developed a new plan to dramatically reduce an insurer's risk exposure to hurricane damage in Florida. We had established our position and remained patient, and by 1997, the stock price began to climb.

Chapter Six, In Which a Boutique Firm Evolves Into a Global Business Presence, Potentially Ensuring a Happy Ending for All.

     Today, the company is considered a major innovator in the reinsurance business, often acting more as a consultant dealing with such issues as risk management, than a broker. As of this writing, the stock is trading just below $65 per share, and E.W. Blanch has delivered on its potential, evolving from a small, boutique-style firm into a global business presence. During the years in which stock performance was disappointing, we stayed in touch with both management and clients, asking tough questions and thinking strategically along with them to determine where the business was headed. Obviously, we liked what we heard, but we also kept a close eye on the company's financial condition and how well it was functioning as a business.

Epilogue, In Which the Company of Royce is Most Pleased.

     Each time that we make a selection, our goal, not always attained, is to choose a stock of E.W. Blanch's caliber, a company whose stock price will eventually reflect its business strengths and potential. As pleased as we are with the progress that the company has made, the payoff would not have materialized if we hadn't shown patience and conviction.

[pull quote]

Our confidence seemed to grow in direct proportion to the indifference of our peers. When we describe the tendency of micro-cap stocks to fly beneath Wall Street's radar, companies such as E.W. Blanch are what we have in mind.

[end pull quote]


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 11

[sidebar]

WHAT WE DO

Royce Value Trust (RVT) is a closed-end fund that seeks long-term growth of capital. The Fund uses a value approach to invest in a broadly diversified portfolio of small- and micro-cap companies that are trading significantly below our estimate of their "current worth."

HOW WE DID

Royce Value Trust's broadly diversified portfolio of small- and micro-cap stocks fully participated in small-cap's second-quarter rebound. RVT followed 1999's disappointing first quarter with a second-quarter NAV return of 20.2% and a market price return of 20.1%. For the second quarter, the Fund outperformed its small-cap benchmarks, the Russell 2000 (+15.6%) and S&P 600 (+15.4%), on both an NAV and a market price basis. Although trailing both of its benchmarks on an NAV and market price basis year-to-date through June 30, 1999, RVT was ahead of the S&P 600 on an NAV basis for the one-year period, while trailing the Russell 2000. The Fund outperformed both indices on an NAV and market price basis for the three-year and ten-year periods ended June 30, 1999.

The Fund's five best-performing positions made significant contributions to its year-to-date performance. Our successes in many ways reflect the consistent application of our disciplined value approach, in which we seek to take advantage of opportunities when small-cap interest and respective stock prices are low.

RVT remains the oldest and largest small-cap value closed-end fund available, with total net assets of $688 million as of June 30, 1999. The Fund's officers, employees and their families currently own more than $4 million of the Fund's outstanding Common Stock.

[end sidebar]

ROYCE VALUE TRUST
--------------------------------------------------------------------------------

NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
   Second Quarter 1999*                                                20.2%
--------------------------------------------------------------------------------
   Jan-June 1999*                                                       4.9
--------------------------------------------------------------------------------
   1-Year                                                              -0.2
--------------------------------------------------------------------------------
   3-Year                                                              14.4
--------------------------------------------------------------------------------
   5-Year                                                              15.2
--------------------------------------------------------------------------------
   10-Year                                                             13.3
--------------------------------------------------------------------------------
   Since Inception (11/26/86)                                          12.8
--------------------------------------------------------------------------------

*Not annualized.

RISK/RETURN COMPARISON 10-Year Period Ended 6/30/99
--------------------------------------------------------------------------------
                        Average Annual           Standard
                         Total Return            Deviation             RUR
--------------------------------------------------------------------------------
   RVT (NAV)                 13.3%                 12.6                1.06
--------------------------------------------------------------------------------
   S&P 600                   12.4                  17.4                0.71
--------------------------------------------------------------------------------
   Russell 2000              12.4                  17.0                0.73
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last 10 years, Royce Value Trust outperformed the S&P 600 and the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

ROYCE VALUE TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED*
--------------------------------------------------------------------------------

[line chart]

              Adjusted     Actual
                Market     Market
       Date      Price      Price
     Nov-86      10.00      10.00
     Dec-86       9.88       9.88
     Jan-87      10.75      10.75
     Feb-87       9.75       9.75
     Mar-87       9.63       9.63
     Apr-87       8.63       8.63
     May-87       9.50       9.50
     Jun-87       9.37       9.38
     Jul-87       9.12       9.13
     Aug-87       9.50       9.5.
     Sep-87       9.25       9.25
     Oct-87       7.30       7.00
     Nov-87       6.91       6.63
     Dec-87       7.26       6.75
     Jan-88       7.53       7.00
     Feb-88       8.60       8.00
     Mar-88       8.73       8.13
     Apr-88       8.60       8.00
     May-88       8.46       7.88
     Jun-88       9.27       8.63
     Jul-88       9.14       8.50
     Aug-88       9.00       8.38
     Sep-88       9.54       8.88
     Oct-88       9.27       8.63
     Nov-88       8.87       8.25
     Dec-88       9.25       8.13
     Jan-89       9.96       8.75
     Feb-89       9.68       8.50
     Mar-89      10.10       8.88
     Apr-89      10.39       9.13
     May-89      10.67       9.38
     Jun-89      10.53       9.25
     Jul-89      10.96       9.63
     Aug-89      11.10       9.75
     Sep-89      10.99       9.63
     Oct-89      10.84       9.50
     Nov-89      10.84       9.50
     Dec-89      11.46       9.50
     Jan-90      10.71       8.88
     Feb-90      10.56       8.75
     Mar-90      11.16       9.25
     Apr-90      11.16       9.25
     May-90      11.46        9.5
     Jun-90      11.61       9.63
     Jul-90      11.31        9.5
     Aug-90      10.26       8.25
     Sep-90       9.53       7.88
     Oct-90       8.78       7.25
     Nov-90       9.38       7.75
     Dec-90      10.23       8.13
     Jan-91      10.85       8.75
     Feb-91      12.43       9.88
     Mar-91      13.05      10.38
     Apr-91      13.53      10.75
     May-91      12.90      10.25
     Jun-91      12.58      10.00
     Jul-91      12.74      10.13
     Aug-91      12.42       9.88
     Sep-91      12.46       9.88
     Oct-91      12.93      10.25
     Nov-91      12.61      10.00
     Dec-91      13.83      10.38
     Jan-92      14.67      11.00
     Feb-92      15.67      11.75
     Mar-92      15.33      11.50
     Apr-92      15.50      11.63
     May-92      15.33      11.38
     Jun-92      15.00      11.25
     Jul-92      15.00      11.25
     Aug-92      14.83      11.13
     Sep-92      15.19      11.38
     Oct-92      15.36      11.50
     Nov-92      16.86      12.63
     Dec-92      17.54      12.25
     Jan-93      18.25      12.75
     Feb-93      18.25      12.88
     Mar-93      18.61      13.00
     Apr-93      18.43      12.88
     May-93      18.43      12.88
     Jun-93      18.79      13.13
     Jul-93      19.33      13.38
     Aug-93      19.50      13.63
     Sep-93      19.75      13.75
     Oct-93      20.47      14.25
     Nov-93      19.94      13.88
     Dec-93      20.13      12.88
     Jan-94      20.72      13.25
     Feb-94      20.33      13.00
     Mar-94      19.16      12.25
     Apr-94      19.55      12.50
     May-94      19.35      12.38
     Jun-94      19.16      12.25
     Jul-94      19.35      12.38
     Aug-94      19.74      12.63
     Sep-94      18.76      12.00
     Oct-94      18.18      11.63
     Nov-94      19.18      12.13
     Dec-94      19.00      11.00
     Jan-95      20.08      11.63
     Feb-95      20.30      11.75
     Mar-95      19.65      11.38
     Apr-95      20.52      11.88
     May-95      20.73      12.13
     Jun-95      20.73      12.00
     Jul-95      21.81      12.63
     Aug-95      22.68      13.13
     Sep-95      23.33      13.50
     Oct-95      22.25      12.88
     Nov-95      23.10      13.25
     Dec-95      22.91      11.88
     Jan-96      23.87      12.38
     Feb-96      23.39      12.13
     Mar-96      23.63      12.25
     Apr-96      23.63      12.25
     May-96      24.35      12.63
     Jun-96      23.87      12.38
     Jul-96      22.42      11.63
     Aug-96      23.63      12.25
     Sep-96      24.35      12.63
     Oct-96      23.87      12.38
     Nov-96      24.84      12.88
     Dec-96      26.64      12.63
     Jan-97      26.11      12.38
     Feb-97      26.37      12.50
     Mar-97      24.79      11.75
     Apr-97      25.06      11.88
     May-97      26.90      12.75
     Jun-97      29.01      13.75
     Jul-97      30.07      14.25
     Aug-97      32.31      15.31
     Sep-97      35.01      16.25
     Oct-97      33.39      15.50
     Nov-97      35.41      16.44
     Dec-97      34.32      15.06
     Jan-98      34.03      14.94
     Feb-98      36.74      16.13
     Mar-98      39.88      17.13
     Apr-98      39.45      16.94
     May-98      39.01      16.75
     Jun-98      39.35      16.50
     Jul-98      36.07      15.13
     Aug-98      28.02      11.75
     Sep-98      31.68      12.88
     Oct-98      33.68      13.69
     Nov-98      34.45      14.00
     Dec-98      34.82      13.75
     Jan-99      34.03      13.44
     Feb-99      31.97      12.63
     Mar-99      29.54      11.31
     Apr-99      33.95      13.00
     May-99      34.76      13.31
     Jun-99      35.48      13.25


---------------------------
Market Price Total Returns
---------------------------
Since Inception   =  254.9%
---------------------------
       10 Years   =  237.0
---------------------------
        5 Years   =   85.2
---------------------------
        3 Years   =   48.7
---------------------------
         1 Year   =   -9.8
---------------------------

---------------------------------------
Annual distribution totals as indicated
---------------------------------------

Adjusted Market Price

Actual Market Price

[end line chart]

The regular reinvestment of distributions makes a difference!

*Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary subscriptions of rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.


12  | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[Bar Chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------
                         RVT (NAV)               Russell 2000
--------------------------------------------------------------------------------
8/25/87 -
10/28/87                   -26.4                    -38.9
--------------------------------------------------------------------------------
10/9/89 -
10/31/90                   -22.1                    -32.5
--------------------------------------------------------------------------------
2/12/92 -
7/8/92                      -2.1                    -12.0
--------------------------------------------------------------------------------
3/18/94 -
12/9/94                     -5.3                    -12.3
--------------------------------------------------------------------------------
5/22/96 -
7/24/96                     -6.3                    -15.4
--------------------------------------------------------------------------------
1/22/97 -
4/25/97                     -3.1                     -9.0
--------------------------------------------------------------------------------
10/13/97-
1/12/98                     -8.1                    -11.3
--------------------------------------------------------------------------------
4/21/98 -
10/8/98                    -31.3                    -36.5
--------------------------------------------------------------------------------

[End Bar Chart]

Royce Value Trust outperformed the Russell 2000 during all eight major downturns since its inception.

PORTFOLIO DIAGNOSTICS                                               TOP 10 POSITIONS  % of Net Assets
------------------------------------------------------              --------------------------------------------------
Median Market Cap                         $375 million              Charming Shoppes                              1.3%
------------------------------------------------------              --------------------------------------------------
Weighted Average P/E Ratio                       15.4x              Unitrode                                      1.1
------------------------------------------------------              --------------------------------------------------
Weighted Average P/B Ratio                        1.7x              Barrett Resources                             1.0
------------------------------------------------------              --------------------------------------------------
Weighted Average Yield                            1.6%              National Computer Systems                     1.0
------------------------------------------------------              --------------------------------------------------
Net Assets                                $688 million              Florida Rock Industries                       1.0
------------------------------------------------------              --------------------------------------------------
Turnover Rate                                      21%              Velcro Industries                             0.9
------------------------------------------------------              --------------------------------------------------
Net Leverage+                                      13%              Simpson Manufacturing                         0.9
------------------------------------------------------              --------------------------------------------------
Symbol-- Market Price                              RVT              Marshall Industries                           0.9
      -- NAV                                     XRVTX              --------------------------------------------------
------------------------------------------------------              Circle International Group                    0.8
                                                                    --------------------------------------------------
                                                                    Crawford & Co.                                0.8
                                                                    --------------------------------------------------

+Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

PORTFOLIO SECTOR BREAKDOWN With Examples                                                      % of Net Assets
-------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                       16.4%
-------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials,
Specialty Chemicals and Materials                                                                        15.0
-------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                 12.8
-------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                               9.6
-------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Closed-End Funds, Securities Brokers                         7.8
-------------------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing                   7.2
-------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                               5.0
-------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment                              3.2
-------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                  2.6
-------------------------------------------------------------------------------------------------------------
Utilities                                                                                                 0.1
-------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                             4.9
-------------------------------------------------------------------------------------------------------------
Bonds & Preferred Stocks                                                                                  2.3
-------------------------------------------------------------------------------------------------------------
Treasuries, Net Cash & Cash Equivalents                                                                  13.1
-------------------------------------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
-----------------------------------------------------------
K-Swiss Cl. A                                   $ 5,488,444
-----------------------------------------------------------
Unitrode                                          3,315,917
-----------------------------------------------------------
Sunglass Hut International*                       2,661,685
-----------------------------------------------------------
Barrett Resources                                 2,604,773
-----------------------------------------------------------
Florida Rock Industries                           2,173,515
-----------------------------------------------------------
Combined Gain                                   $16,244,334
-----------------------------------------------------------

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
-----------------------------------------------------------
VideoServer                                      $1,474,137
-----------------------------------------------------------
RockShox                                          1,432,997
-----------------------------------------------------------
Velcro Industries                                 1,352,022
-----------------------------------------------------------
PXRE                                              1,239,800
-----------------------------------------------------------
Axiohm Transaction Solutions                      1,100,187
-----------------------------------------------------------
Combined Loss                                    $6,599,143
-----------------------------------------------------------

K-Swiss -- Sometimes it's better to be lucky than good. That was certainly the case with K-Swiss, a manufacturer of tennis and sailing sneakers for people 40 and over, which we purchased because it was trading just above net working capital. Soon after a prominent appearance on an episode of Buffy the Vampire Slayer, the stock price quadrupled, and we're still shaking our heads.

Unitrode -- We began to build a position in this analog semiconductor manufacturer during 1998's third-quarter downdraft, when its stock became cheap. The business cycle for semiconductors turned around, and investors soon followed, moving the stock price higher.

VideoServer -- Although a leader in the high-growth video-conferencing area, profits have been thus far disappointing, with an expected effect on the stock price. The company's prospects for future growth remain a question mark.

RockShox -- We were initially attracted by the solid balance sheet and prospects for this bicycle shock absorber manufacturer. Once thinking that we had bought a good company too soon, we are left wondering if we should have bought at all, as performance disappointment continues to grow.


*Common Stock Only.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 13

[sidebar]

WHAT WE DO

Royce Micro-Cap Trust (OTCM) is a closed-end fund that seeks long-term growth of capital. The Fund uses a value approach to invest in a broadly diversified portfolio of micro-cap stocks, companies with market caps less than $300 million. We believe that the more volatile micro-cap sector, while often higher in risk, offers greater potential for higher returns than any other sector of the domestic equity marketplace.

HOW WE DID

Royce Micro-Cap Trust's broadly diversified portfolio came back strong in 1999's second quarter rally, up 16.5% on an NAV basis and 13.5% on a market price basis. This compares to a gain of 15.6% for the Fund's small-cap benchmark, the Russell 2000. The solid second-quarter rebound for micro-cap stocks was as impressive as the first quarter was dismal. The difficult first-quarter start left the Fund behind its benchmark year-to-date through June 30, 1999 on both an NAV and a market price basis.

In the first half of 1999, the Fund benefited from solid performance from companies in the natural resources and technology sectors, where we increased our exposure during 1998's third-quarter downturn. Portfolio companies in the consumer services and industrial services also contributed to the Fund's gains through June 30, 1999.

While micro-cap stocks have endured some short-term performance disappointments, our confidence in the long-term performance potential of this volatile, but opportunity-laden, sector of the small-cap universe is undiminished. OTCM now has more than five years of performance history and is the only closed-end micro-cap fund available. The Fund's officers, employees and their families currently own more than $8.5 million, or 7.5%, of the Fund's outstanding Common Stock.

[end sidebar]

ROYCE MICRO-CAP TRUST
--------------------------------------------------------------------------------

NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
--------------------------------------------------------------------------------
Second Quarter 1999*                                                      16.5%
--------------------------------------------------------------------------------
Jan-June 1999*                                                             2.4
--------------------------------------------------------------------------------
1-Year                                                                    -9.4
--------------------------------------------------------------------------------
3-Year                                                                     9.5
--------------------------------------------------------------------------------
5-Year                                                                    13.4
--------------------------------------------------------------------------------
Since Inception (12/14/93)                                                12.3
--------------------------------------------------------------------------------

*Not annualized.

RISK/RETURN COMPARISON From Inception (12/14/93) Through 6/30/99
--------------------------------------------------------------------------------
                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
OTCM (NAV)                   12.3%                 12.7                   0.97
--------------------------------------------------------------------------------
Russell 2000                 13.1                  16.8                   0.78
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

Since its inception, Royce Micro-Cap Trust outperformed the Russell 2000 on a risk-adjusted basis.

ROYCE MICRO-CAP TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED*

Adjusted Market Price

Actual Market Price

[line chart]

                        Adjusted     Actual
                          Market     Market
                  Date     Price      Price
                Dec-93      7.50       7.50
                Jan-94      7.75       7.75
                Feb-94      7.50       7.50
                Mar-94      6.50       6.50
                Apr-94      6.63       6.63
                May-94      7.13       7.13
                Jun-94      6.75       6.75
                Jul-94      7.00       7.00
                Aug-94      7.13       7.13
                Sep-94      7.00       7.00
                Oct-94      7.38       7.38
                Nov-94      7.19       7.13
                Dec-94      7.11       7.00
                Jan-95      6.86       6.75
                Feb-95      7.24       7.13
                Mar-95      6.98       6.88
                Apr-95      6.98       6.88
                May-95      7.11       7.00
                Jun-95      7.49       7.38
                Jul-95      7.87       7.75
                Aug-95      8.13       8.00
                Sep-95      8.51       8.38
                Oct-95      7.87       7.75
                Nov-95      7.75       7.63
                Dec-95      8.52       8.00
                Jan-96      8.25       7.75
                Feb-96      8.25       7.75
                Mar-96      8.25       7.75
                Apr-96      8.92       8.38
                May-96      8.92       8.38
                Jun-96      9.18       8.63
                Jul-96      8.25       7.75
                Aug-96      8.45       7.94
                Sep-96      8.52       8.00
                Oct-96      8.52       8.00
                Nov-96      9.05       8.50
                Dec-96      9.71       8.25
                Jan-97      9.30       7.88
                Feb-97      9.41       8.00
                Mar-97      8.97       7.63
                Apr-97      9.56       8.13
                May-97     10.15       8.63
                Jun-97     10.57       8.98
                Jul-97     10.66       9.06
                Aug-97     11.32       9.63
                Sep-97     13.16      11.19
                Oct-97     12.79      10.88
                Nov-97     12.72      10.81
                Dec-97     13.10      10.13
                Jan-98     12.62       9.75
                Feb-98     13.43      10.38
                Mar-98     13.64      11.31
                Apr-98     14.40      11.13
                May-98     13.91      10.75
                Jun-98     13.35      10.31
                Jul-98     12.62       9.75
                Aug-98     10.11       7.81
                Sep-98     10.43       8.06
                Oct-98     10.67       8.25
                Nov-98     11.56       8.94
                Dec-98     11.87       8.88
                Jan-99     11.03       8.25
                Feb-99     10.70       8.00
                Mar-99      9.95       7.44
                Apr-99     11.12       8.31
                May-99     11.29       8.44
                Jun-99     11.29       8.44

------------------------------
Market Price Total Returns
------------------------------
Since Inception   =     50.5%
------------------------------
        5 Years   =     67.2
------------------------------
        3 Years   =     22.9
------------------------------
         1 Year   =    -15.4
------------------------------

---------------------------------------
Annual distribution totals as indicated
---------------------------------------

[end line chart]

The regular reinvestment of distributions makes a difference!

*Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.


14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[Bar Chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------
                                       OTCM (NAV)                  Russell 2000
--------------------------------------------------------------------------------
3/18/94 -
12/9/94                                   -0.4                       -12.3
--------------------------------------------------------------------------------
5/22/96 -
7/24/96                                   -6.8                       -15.4
--------------------------------------------------------------------------------
1/22/97 -
4/25/97                                   -3.4                        -9.0
--------------------------------------------------------------------------------
10/13/97 -
1/12/98                                   -7.4                       -11.3
--------------------------------------------------------------------------------
4/21/98 -
10/8/98                                  -29.9                       -36.5
--------------------------------------------------------------------------------

[End Bar Chart]

Royce Micro-Cap Trust outperformed the Russell 2000 during all five major downturns since its inception.

PORTFOLIO DIAGNOSTICS                                         TOP 10 POSITIONS % of Net Assets
------------------------------------------------------        -----------------------------------------------
Median Market Cap.                        $171 million        Florida Rock Industries                    1.4%
------------------------------------------------------        -----------------------------------------------
Weighted Average P/E Ratio                       14.0x        Matthews International Cl. A               1.3
------------------------------------------------------        -----------------------------------------------
Weighted Average P/B Ratio                        1.5x        Duff & Phelps Credit Rating                1.3
------------------------------------------------------        -----------------------------------------------
Weighted Average Yield                            1.3%        Kronos                                     1.3
------------------------------------------------------        -----------------------------------------------
Net Assets                                $179 million        Simpson Manufacturing                      1.2
------------------------------------------------------        -----------------------------------------------
Turnover Rate                                      19%        Midwest Grain Products                     1.2
------------------------------------------------------        -----------------------------------------------
Net Leverage+                                       2%        Ash Grove Cement Company                   1.1
------------------------------------------------------        -----------------------------------------------
Symbol-- Market Price                             OTCM        Carlisle Holdings                          1.0
      -- NAV                                     XOTCX        -----------------------------------------------
------------------------------------------------------        Topps Company (The)                        1.0
                                                              -----------------------------------------------
                                                              AirNet Systems                             1.0
                                                              -----------------------------------------------

+Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

PORTFOLIO SECTOR BREAKDOWN With Examples                                                        % of Net Assets
---------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty
Chemicals and Materials                                                                                   17.0%
---------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                        15.0
---------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                               12.0
---------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                  10.8
---------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                                5.5
---------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Closed-End Funds, Securities Brokers                          4.4
---------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                   4.0
---------------------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing                    2.7
---------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                2.0
---------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                              5.0
---------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                                            0.4
---------------------------------------------------------------------------------------------------------------
Treasuries, Cash & Cash Equivalents                                                                       21.2
---------------------------------------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
-------------------------------------------------
Kronos                                 $  803,705
-------------------------------------------------
Florida Rock Industries                   797,500
-------------------------------------------------
K-Swiss Cl. A                             734,293
-------------------------------------------------
Carbo Ceramics                            692,711
-------------------------------------------------
Trex Company                              674,420
-------------------------------------------------
Combined Gain                          $3,702,629
-------------------------------------------------

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
-------------------------------------------------
800 JR Cigar                           $  832,505
-------------------------------------------------
BHA Group Holdings                        539,803
-------------------------------------------------
International Isotopes                    522,450
-------------------------------------------------
Midwest Grain Products                    482,305
-------------------------------------------------
Hauser                                    473,350
-------------------------------------------------
Combined Loss                          $2,850,413
-------------------------------------------------

Kronos -- The company began as a timecard machine manufacturer and has developed into a leading provider of work-planning, payroll and timecard software. We began to buy the stock when the price was low due to an earnings growth slowdown and product transitions. It's a good example of a growth stock that we purchased when its stock price became low enough to fit our value criteria.

Florida Rock Industries -- A dominant producer of building aggregates in the Southeast, the company has experienced healthy earnings growth due to a strong economy. We believe that its future prospects are bright due to the recent passage of legislation providing additional government spending on the country's infrastructure.

800 JR Cigar -- A leading retail marketer selling premium cigars at a discount, the company, one of our top gainers in 1998, has been caught in a glut that has reduced cigar and stock prices alike. We are confident that its clever management -- who own the majority of the stock -- can get the company smoking again.

BHA Group Holdings -- This manufacturer of air-pollution filtration systems for smokestacks was plagued by a slowdown in global manufacturing, particularly in southeast Asia, at a time when they were expanding into the apparel business. Although somewhat skeptical about the new venture, we believe that the core business is strong enough to help the stock price recover.



                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 15

[sidebar]

WHAT WE DO

Royce Focus Trust (FUND), formerly named Royce Global Trust, seeks long-term growth of capital. Not restricted as to market capitalization, the Fund typically uses a value approach to invest in a limited number of domestic and foreign small-cap companies. Royce generally looks to invest in companies that have excellent business strengths, high internal rates of return and low leverage, and that are trading significantly below our estimate of their "current worth."

HOW WE DID

Royce Focus Trust's concentrated portfolio emerged from the first-quarter doldrums to reap the benefits of small-cap's second quarter comeback. FUND was up 29.4% on an NAV basis and up 23.4% on a market price basis versus 15.6% for its small-cap benchmark, the Russell 2000. Year-to-date through June 30, 1999, the Fund's NAV was ahead of the Russell 2000 (+10.1% versus +9.3%), while its market price performance trailed (+1.3%).

Through June 30, 1999, the Fund benefited from its more concentrated approach, with its top-five performers accounting for nearly all of the Fund's net realized and unrealized gain year-to-date. Solid performance came from companies in a variety of sectors, including technology, industrial services and natural resources, giving the Fund broad participation in the small-cap rebound.

At their Annual Meeting on May 7, 1999, stockholders of the Fund approved an amendment to the Fund's Articles of Incorporation permitting a name change from Royce Global Trust. There was no change to the Fund's ticker symbol or Cusip number. The name change better reflects the Fund's evolved strategy of investing in a limited number of domestic and foreign companies. The Fund's officers, employees and their families currently own more than $4.5 million, or more than 10%, of the Fund's outstanding Common Stock.

[end sidebar]

ROYCE FOCUS TRUST
--------------------------------------------------------------------------------

NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/99
------------------------------------------------------
Second Quarter 1999*                           29.4%
------------------------------------------------------
Jan-June 1999*                                 10.1
------------------------------------------------------
1-Year                                         -3.6
------------------------------------------------------
Since Inception (11/1/96)(1)                   10.1
------------------------------------------------------

*Not annualized.

(1) Date Royce & Associates assumed investment management responsibility for the Fund.


ROYCE FOCUS TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED(2)
--------------------------------------------------------------------------------

[line chart]

              Adjusted    Actual
                Market    Market
       Date      Price     Price
     Nov-96       4.38      4.38
     Nov-96       4.66      4.66
     Dec-96       4.59      4.59
     Jan-97       4.75      4.75
     Feb-97       4.56      4.56
     Mar-97       4.88      4.88
     Apr-97       4.72      4.72
     May-97       4.81      4.81
     Jun-97       5.00      5.00
     Jul-97       5.28      5.28
     Aug-97       5.44      5.44
     Sep-97       6.06      6.06
     Oct-97       5.69      5.69
     Nov-97       5.69      5.69
     Dec-97       5.57      5.06
     Jan-98       5.64      5.13
     Feb-98       5.78      5.25
     Mar-98       6.23      5.66
     Apr-98       6.54      5.94
     May-98       6.23      5.66
     Jun-98       6.05      5.50
     Jul-98       6.12      5.56
     Aug-98       4.82      4.38
     Sep-98       5.30      4.81
     Oct-98       5.09      4.63
     Nov-98       5.30      4.81
     Dec-98       5.37      4.88
     Jan-99       4.82      4.38
     Feb-99       4.54      4.13
     Mar-99       4.41      4.00
     Apr-99       4.54      4.13
     May-99       5.37      4.88
     Jun-99       5.44      4.94


--------------------------
Market Price Total Returns
--------------------------
Since 11/1/96 (2) =   24.3
--------------------------
         1 Year   =  -10.2
--------------------------

Adjusted Market Price

Actual Market Price

---------------------------------------
Annual distribution totals as indicated
---------------------------------------

[end line chart]

(2) Reflects market price total return experience of a continuous stockholder who reinvested all distributions. This graph illustrates the market price change from $4.3875 on 11/1/96, the date Royce & Associates assumed investment management responsibility for the Fund.

MARKET CAPITALIZATION BREAKDOWN* As of 6/30/99
--------------------------------------------------------------------------------

[bar chart]

> $1,000                          15.0%
---------------------------------------
$500-$1,000                       40.6%
---------------------------------------
$300-$500                         30.1%
---------------------------------------
< $300                            14.3%
---------------------------------------
           % of Portfolio

[end bar chart]

*in millions


16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PORTFOLIO DIAGNOSTICS
--------------------------------------------------------
Median Market Cap.                          $585 million
--------------------------------------------------------
Weighted Average P/E Ratio                         16.3x
--------------------------------------------------------
Weighted Average P/B Ratio                          1.7x
--------------------------------------------------------
Weighted Average Yield                              1.6%
--------------------------------------------------------
Net Assets                                   $72 million
--------------------------------------------------------
Turnover Rate                                        25%
--------------------------------------------------------
Net Leverage+                                        12%
--------------------------------------------------------
Symbol -- Market Price                              FUND
       -- NAV                                      XFUNX
--------------------------------------------------------


+ Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

TOP 10 POSITIONS                         % of Net Assets
--------------------------------------------------------
Charming Shoppes                                    6.9%
--------------------------------------------------------
Marshall Industries                                 6.3
--------------------------------------------------------
Morrison Knudsen                                    5.1
--------------------------------------------------------
Florida Rock Industries                             4.7
--------------------------------------------------------
Enesco Group                                        4.5
--------------------------------------------------------
Gallagher (Arthur J.) & Co.                         3.6
--------------------------------------------------------
New England Business Service                        3.2
--------------------------------------------------------
Blanch (E.W.) Holdings                              3.1
--------------------------------------------------------
Oakley                                              3.0
--------------------------------------------------------
Lincoln Electric Holdings                           2.9
--------------------------------------------------------

PORTFOLIO SECTOR BREAKDOWN With Examples                                                     % of Net Assets
------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction               15.0%
------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials,
Specialty Chemicals and Materials                                                                      13.0
------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                     12.8
------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                             9.6
------------------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing                 9.5
------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishing/Appliances, Apparel and Shoes, Publishing                             9.3
------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodgings, Leisure/Entertainment                            6.9
------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Closed-End Funds, Securities Brokers                       3.6
------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                1.4
------------------------------------------------------------------------------------------------------------
Treasuries, Net Cash &Cash Equivalents                                                                 18.9
------------------------------------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-to-Date Through 6/30/99
--------------------------------------------------------
Marshall Industries                           $2,464,235
--------------------------------------------------------
Charming Shoppes                               1,467,351
--------------------------------------------------------
Florida Rock Industries                        1,173,437
--------------------------------------------------------
Blanch (E.W.) Holdings                           808,034
--------------------------------------------------------
Tom Brown                                        594,652
--------------------------------------------------------
Combined Gain                                 $6,507,709
--------------------------------------------------------

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-to-Date Through 6/30/99
--------------------------------------------------------
Gibson Greetings                              $1,171,953
--------------------------------------------------------
Oakley                                           590,887
--------------------------------------------------------
Trenwick Group                                   406,628
--------------------------------------------------------
Kaydon Corporation                               384,027
--------------------------------------------------------
Medical Assurance                                305,519
--------------------------------------------------------
Combined Loss                                 $2,859,014
--------------------------------------------------------

Marshall Industries -- A long time holding, this electronics distribution firm was battling against outdated industry practices that hindered its development and was coming off a disappointing earnings cycle when a larger company, Avnet, bought them out. Our years of patience with the company and our belief in its innovative CEO paid off as Marshall was recognized for its superb value by an industry leader.

Charming Shoppes -- Sometimes we feel like shouting "Finally!" Our patience has finally paid off for this women's clothing retailer, a company whose CEO and balance sheet we have liked for some time. Customers have been coming back in droves, with investors not far behind.

Gibson Greetings -- Warren Buffet once remarked that when a great manager meets a tough business, the business wins every time. So far, this investment has proven him right, and we've reduced our position firm-wide.

Oakley -- A modest decline in stock price appeared to be the result of skepticism about this eyewear expert's ability to manufacture and market footwear. With or without a shoe business, we think that the company is worth far more than its current valuations and wouldn't be surprised to see it on a future "winner's" list.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 17

HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

                                               AMOUNT             PURCHASE                        NAV           MARKET
        HISTORY                               INVESTED              PRICE          SHARES        VALUE*          VALUE*
        -------                               --------              -----          ------        ------          ------
Royce Value Trust

11/28/86    Initial Purchase                  $10,000              $10.000          1,000        $9,280         $10,000
10/15/87    Distribution $0.30                                       7.000             42
12/31/87    Distribution $0.22                                       7.125             32         8,578           7,250
12/27/88    Distribution $0.51                                       8.625             63        10,529           9,238
 9/22/89    Rights Offering                       405                9.000             45
12/29/89    Distribution $0.52                                       9.125             67        12,942          11,866
 9/24/90    Rights Offering                       457                7.375             62
12/31/90    Distribution $0.32                                       8.000             52        11,713          11,074
 9/23/91    Rights Offering                       638                9.375             68
12/31/91    Distribution $0.61                                      10.625             82        17,919          15,697
 9/25/92    Rights Offering                       825               11.000             75
12/31/92    Distribution $0.90                                      12.500            114        21,999          20,874
 9/27/93    Rights Offering                     1,469               13.000            113
12/31/93    Distribution $1.15                                      13.000            160        26,603          25,428
10/28/94    Rights Offering                     1,103               11.250             98
12/19/94    Distribution $1.05                                      11.375            191        27,939          24,905
 11/3/95    Rights Offering                     1,425               12.500            114
 12/7/95    Distribution $1.29                                      12.125            253        35,676          31,243
 12/6/96    Distribution $1.15                                      12.250            247        41,213          36,335
  9/8/97    Distribution $0.33                                      15.625             61
 12/5/97    Distribution $0.88                                      15.313            169        52,556          46,814
  3/6/98    Distribution $0.37                                      16.688             69
  6/5/98    Distribution $0.39                                      16.250             76
  9/8/98    Distribution $0.40                                      12.563            104
 12/7/98    Distribution $0.38                                      13.000             98        54,313          47,506
  3/8/99    Distribution $0.37                                      11.875            108
  6/7/99    Distribution $0.34                                      13.313             91
=======================================================================================================================
 6/30/99                                      $16,322                               3,654       $56,966         $48,416
=======================================================================================================================

Royce Micro-CapTrust

12/14/93    Initial Purchase                  $ 7,500              $ 7.500          1,000       $ 7,250         $ 7,500
10/28/94    Rights Offering                     1,400                7.000            200
12/19/94    Distribution $0.05                                       6.750              9         9,163           8,462
 12/7/95    Distribution $0.36                                       7.500             58        11,264          10,136
 12/6/96    Distribution $0.80                                       7.625            133        13,132          11,550
 12/5/97    Distribution $1.00                                      10.000            140        16,694          15,593
 12/7/98    Distribution $0.29                                       8.625             52        16,016          14,129
=======================================================================================================================
 6/30/99                                      $ 8,900                               1,592       $16,398         $13,433
=======================================================================================================================

Royce Focus Trust

10/31/96    Initial Purchase                  $ 4,375              $ 4.375          1,000       $ 5,280         $ 4,375
12/31/96                                                                                          5,520           4,594
 12/5/97    Distribution $0.53                                       5.250            101         6,650           5,574
12/31/98                                                                                          6,199           5,367
=======================================================================================================================
 6/30/99                                      $ 4,375                               1,101       $ 6,826         $ 5,436
=======================================================================================================================

* Other than for initial purchase and June 30, 1999, values are stated as of December 31 of the year indicated, after reinvestment of distributions.


18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
--------------------------------------------------------------------------------

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

     By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

     The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

     If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds' custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

     If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

     The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 1999.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

     State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

     You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02110, telephone (800) 426-5523.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 19

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

[Graphic: Computer Monitor, "The Royce Funds" On Screen]

NEW @ www.roycefunds.com

     We will soon be rolling out a new look for our website, designed for better navigation and to make it easier than ever to stay connected to The Royce Funds.

     What's New, our weekly feature, continues to be one of the site's most popular spots. It gives you the latest from Royce, including market commentary from Chuck Royce, performance highlights and updates on all of The Royce Funds.

     Our inaugural plain-English Prospectus and Shareholder Guide for our open-end Funds debuted in print and on our website in May. If you would like a copy, please call Investors Services at (800) 221-4268.

Y2K UPDATE

     On June 3, 1999, Royce & Associates filed its latest report on Year 2000
(Y2K) readiness -- Form ADV-Y2K (Part I, Part II, and Continuation Sheet for
Part I, Item 11) -- as required by the U.S. Securities and Exchange Commission
(SEC). Form ADV-Y2K asks for specific Y2K information, such as the existence and progress of Y2K compliance plans and contingency plans, systems that may be affected by Y2K and readiness of third parties. Royce and the Funds are working to ensure that our systems and those of our service providers are Y2K compliant, and currently we do not anticipate that any Y2K-related problems will have a material impact on Royce's ability to provide services to the Funds at current levels.

   NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when sold. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. Historical market trends are not necessarily indicative of future market movements. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, Nasdaq 100, Dow Jones Internet Commerce Index and S&P 500 are unmanaged indices of domestic common stocks. The (Center for Research in Security Prices) CRSP 9-10 is an unmanaged composite representing the bottom two deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market. The CRSP6-8 composite represents the next largest three deciles of stocks listed on these exchanges.

     The Boards of Directors have given Royce Value Trust's, Royce Micro-Cap Trust's and Royce Focus Trust's management the discretionary authority to cause each Fund to repurchase up to 300,000 shares of its common stock in the open market and other transactions through December 31, 1999. Such repurchases would be effected at a price per share that is less than the then current net asset value, but not in excess of the then prevailing market price.

     The Boards of Directors of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Funds through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offering are left to the Boards' discretion.


20 | THE ROYCE FUNDS ANNUAL REPORT 1999

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 84.6%

                                              SHARES           VALUE
                                              ------           -----
Consumer Products -- 9.6%
Apparel and Shoes - 2.1%
   Garan                                      96,900        $  3,112,913
   K-Swiss Cl. A                              82,700           3,845,550
   Marisa Christina*                          62,600              44,994
   Oshkosh B'Gosh Cl. A                      171,500           3,622,938
   Weyco Group                               159,400           3,666,200
                                                            ------------
                                                              14,292,595
                                                            ------------
Collectibles - 0.9%
   Department 56*                             60,700           1,631,312
   Enesco Group                              183,900           4,252,688
                                                            ------------
                                                               5,884,000
                                                            ------------
Food/Beverage/Tobacco - 0.6%
   Celestial Seasonings*                      40,000             860,000
   800 JR Cigar*                             126,400           1,564,200
   Fleetwood Enterprises                      20,000             528,750
   Hershey Creamery                              583           1,326,325
   J & J Snack Foods*                          5,000             120,000
                                                            ------------
                                                               4,399,275
                                                            ------------
Home Furnishing/Appliances - 1.4%
   Bassett Furniture Industries              151,187           3,458,403
   Burnham Corporation Cl. A                  42,514           1,604,903
   Burnham Corporation Cl. B                  18,000             679,500
   Conso International*                      174,175           1,001,506
   La-Z-Boy                                   30,600             703,800
   Lifetime Hoan                             238,992           2,180,802
   Semi-Tech Corporation Cl. A*              260,600              19,467
                                                            ------------
                                                               9,648,381
                                                            ------------
Publishing - 1.1%
   Gibson Greetings*                         323,400           2,051,569
   Reader's Digest Association (The)
     Cl. A                                     5,000             198,750
   Scholastic*                                 1,200              60,750
   Topps Company (The)*                      751,400           5,471,131
                                                            ------------
                                                               7,782,200
                                                            ------------
Sports and Recreation - 1.3%
   Johnson Worldwide Associates Cl. A*       251,800           2,297,675
   Oakley*                                   275,300           1,961,513
 ++RockShox*                               1,060,400           1,325,500
   Sturm, Ruger & Co.                        298,800           3,193,425
                                                            ------------
                                                               8,778,113
                                                            ------------
Other Consumer Products - 2.2%
   Lazare Kaplan International*              190,100           1,924,762
   Marvel Enterprises*                       274,100           2,021,488
   Matthews International Cl. A              116,900           3,463,162
   Starrett (L. S.) Company Cl. A             73,700           1,980,687
   Velcro Industries                         497,500           6,032,188
                                                            ------------
                                                              15,422,287
                                                            ------------
                                                              66,206,851
                                                            ============

                                              SHARES           VALUE
                                              ------           -----
Consumer Services -- 3.2%
Direct Marketing -  0.1%
   Amway Japan ADR+                          154,500        $    772,500
                                                            ------------
Leisure/Entertainment - 0.2%
   Anchor Gaming*                              1,000              48,063
   Linea Aerea Nacional Chile ADR+            10,000              71,875
   Seattle FilmWorks*                        402,387           1,232,310
                                                            ------------
                                                               1,352,248
                                                            ------------
Restaurants/Lodgings - 0.3%
   Buffets*                                  193,850           2,229,275
   Papa John's International*                  5,000             223,438
                                                            ------------
                                                               2,452,713
                                                            ------------
Retail Stores - 2.5%
   Abercrombie & Fitch Cl. A*                  2,000              96,000
   Catherines Stores*                        131,800           1,631,025
   Charming Shoppes*                         893,400           5,444,156
   Claire's Stores                             2,400              61,500
   Consolidated Stores*                        5,000             135,000
   Family Dollar Stores                        4,700             112,800
   Jo-Ann Stores Cl. B*                       10,000             130,000
   Little Switzerland*                        60,000              41,250
   Mikasa                                    168,900           1,910,681
   Pier 1 Imports                             17,500             196,875
   Sunglass Hut International*               226,800           3,898,125
   Suzy Shier                                248,000           1,667,368
   Urban Outfitters*                          83,700           2,102,962
   Wet Seal (The) Cl. A*                       1,100              31,488
                                                            ------------
                                                              17,459,230
                                                            ------------
Other Consumer Services -  0.1%
   Groupe AB ADR+*                            51,500             167,375
                                                            ------------
                                                              22,204,066
                                                            ============
Financial Intermediaries -- 7.8%
Banking - 1.3%
   BOK Financial*                             40,300           1,017,575
   Boston Private Financial
     Holdings*                                10,000              75,000
   First National Bank of Anchorage            2,100           2,156,700
   Fulton Financial                           17,146             354,708
   Mechanics Bank                                200           2,330,000
   National Bancorp of Alaska                 73,880           1,957,820
   Oriental Financial Group                   68,000           1,640,500
                                                            ------------
                                                               9,532,303
                                                            ------------
Closed End Funds - 0.1%
   Baker, Fentress & Co.                      45,000             855,000
                                                            ------------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 21

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                              SHARES         VALUE
                                              ------         -----
Financial Intermediaries (continued)
Insurance - 6.3%
   Baldwin & Lyons Cl. B                     126,000     $  2,984,625
   CNA Surety                                 20,000          306,250
   Capitol Transamerica                      125,415        1,661,749
   Chartwell Re                                5,600          104,300
   Chicago Title                              55,215        1,970,485
   Commerce Group                             54,318        1,324,001
   Erie Indemnity Company Cl. A               17,000          484,500
   Fremont General                            76,700        1,447,712
   Highlands Insurance Group*                102,500        1,076,250
   Independence Holding                       58,164          683,427
   LandAmerica Financial Group                10,000          287,500
   Leucadia National*                          4,500          114,188
   Markel*                                     2,200          411,400
   Medical Assurance*                        188,068        5,312,921
   NYMAGIC                                    59,400          928,125
   Nobel Insurance*                          121,500           91,125
   Orion Capital                              32,274        1,157,830
   PMA Capital Cl. A                         205,600        4,227,650
   PXRE                                      178,710        3,239,119
   Philadelphia Consolidated
     Holding*                                 22,200          543,900
   RLI                                        41,162        1,595,027
   Trenwick Group                            111,850        2,757,802
   Wesco Financial                            11,490        3,561,900
   White Mountains Insurance
     Group                                    17,400        2,453,400
   Zenith National Insurance                 185,300        4,563,013
                                                         ------------
                                                           43,288,199
                                                         ------------
Securities Brokers - 0.1%
   Raymond James Financial                     7,500          179,531
                                                         ------------
                                                           53,855,033
                                                         ============
Financial Services -- 7.2%
Information and Processing -  1.1%
   BARRA*                                     58,800        1,484,700
   Duff & Phelps Credit Rating                59,600        3,985,750
   Fair, Isaac and Co.                        71,600        2,510,475
                                                         ------------
                                                            7,980,925
                                                         ------------
Insurance Brokers - 2.7%
   Blanch (E.W.) Holdings                     42,600        2,904,787
   Clark/Bardes Holdings*                     80,900        1,537,100
   Crawford & Co. Cl. A                      327,350        4,419,225
   Crawford & Co. Cl. B                       75,300        1,223,625
   Gallagher (Arthur J.) & Co.               101,900        5,044,050
   Hilb, Rogal & Hamilton                    146,075        3,268,428
                                                         ------------
                                                           18,397,215
                                                         ------------

                                              SHARES         VALUE
                                              ------         -----
Investment Management - 3.4%
   Affiliated Managers Group*                 77,100     $  2,327,456
   Alliance Capital Management L.P.          107,200        3,463,900
   Eaton Vance                               145,600        5,014,100
   Federated Investors Cl. B                  10,000          179,375
   John Nuveen Company Cl. A                  41,400        1,767,263
   Lexington Global Asset
     Managers*                                21,100           75,169
   Nvest LP                                  198,300        4,883,137
   PIMCO Advisors Holdings LP                 52,740        1,569,015
   Phoenix Investment Partners               202,700        1,748,288
   Pioneer Group (The)*                      103,600        1,787,100
   SEI Investments                             2,000          176,500
   U.S. Global Investors Cl. A*              249,205          319,294
                                                         ------------
                                                           23,310,597
                                                         ------------
                                                           49,688,737
                                                         ============
Health -- 2.6%
Commercial Services - 0.6%
   IDEXX Laboratories*                        55,000        1,282,187
   PAREXEL International*                    181,400        2,414,888
   Schein (Henry)*                            15,000          475,312
                                                         ------------
                                                            4,172,387
                                                         ------------
Drugs and Biotech - 1.1%
   Biogen*                                     4,000          257,250
   BioReliance*                               61,000          396,500
   Centocor*                                  45,000        2,098,125
   Cerus Corporation*                         26,800          589,600
   Genzyme Corporation--General
     Division*                                40,000        1,940,000
   Genzyme Corporation--Molecular
     Oncology*                                 4,322           11,886
   Genzyme Corporation--Surgical
     Products                                  7,160           31,549
   Genzyme Corporation--Tissue
     Repair*                                  15,300           31,078
   Guilford Pharmaceuticals*                  20,000          255,000
   IDEC Pharmaceuticals*                      20,000        1,541,250
   Incyte Pharmaceuticals*                     3,000           79,312
   Millennium Pharmaceuticals*                 5,000          180,000
   Roberts Pharmaceutical*                    20,000          485,000
   U.S. Bioscience*                           10,000           97,500
                                                         ------------
                                                            7,994,050
                                                         ------------
Health Services - 0.1%
   Invacare                                   17,000          454,750
                                                         ------------
Personal Care - 0.1%
   Chattem*                                    5,000          159,063
   Rexall Sundown*                            10,000          121,875
                                                         ------------
                                                              280,938
                                                         ------------

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES         VALUE
                                             ------         -----
Health (continued)
Surgical Products and Devices - 0.7%
   Biomet                                     5,000     $    198,750
   Haemonetics*                             202,200        4,056,638
   NMT Medical*                             265,600          780,200
   VI Technologies*                          20,000          100,000
                                                        ------------
                                                           5,135,588
                                                        ------------
                                                          18,037,713
                                                        ============
Industrial Products -- 15.0%
Building Systems and Components - 4.0%
   Decker Manufacturing                       6,022          316,155
   Falcon Products                          214,800        2,188,275
   International Aluminum                    58,700        1,617,919
   Juno Lighting                            131,300        3,220,953
   Juno Lighting-WI                           4,646           88,274
   Kimball International Cl. B              168,580        2,844,787
   Mueller (Paul)                            53,200        1,655,850
   Preformed Line Products
     Company                                 82,600        1,538,425
   Simpson Manufacturing*                   126,700        6,018,250
   Skyline                                  131,600        3,857,525
   Thor Industries                          154,950        4,396,706
                                                        ------------
                                                          27,743,119
                                                        ------------
Construction Materials - 2.2%
   Ameron International                      13,000          573,625
   Ash Grove Cement Company Cl. B            50,518        4,862,358
   Florida Rock Industries                  146,000        6,643,000
   Puerto Rican Cement                       98,300        3,262,331
                                                        ------------
                                                          15,341,314
                                                        ------------
Industrial Components - 0.1%
   Woodhead Industries                       45,400          556,150
                                                        ------------
Industrial OEM - 0.1%
   Ionics*                                    5,000          182,500
                                                        ------------
Machinery - 2.0%
   Atchison Casting*                         58,600          604,312
   Federal Signal                             9,000          190,688
   Lincoln Electric Holdings                227,980        4,673,590
   Lund International Holdings*             136,100          850,625
   Nordson                                   41,100        2,517,375
   Oshkosh Truck                             92,400        4,648,875
   Tecumseh Products Company Cl. A            3,300          199,856
                                                        ------------
                                                          13,685,321
                                                        ------------
Paper and Packaging - 1.2%
   CLARCOR                                    4,550           87,303
   Liqui-Box                                 59,978        3,223,818
   Mercer International                      13,000           78,000
   PalEx*                                   250,800        1,520,475
   Peak International*                      140,300          951,409
   Shorewood Packaging*                     134,850        2,486,297
                                                        ------------
                                                           8,347,302
                                                        ------------

                                             SHARES         VALUE
                                             ------         -----
Pumps, Valves and Bearings - 1.2%
   ConBraCo Industries                        7,630     $  4,120,200
   Denison International ADR+*               10,000          153,750
   Kaydon Corporation                       104,800        3,523,900
   Robroy Industries Cl. A                   14,249          169,207
   Sun Hydraulics                            25,000          223,438
                                                        ------------
                                                           8,190,495
                                                        ------------
Specialty Chemicals and Materials - 2.3%
   Aceto                                     50,010          575,115
   Brady (W.H.) Cl. A                       121,100        3,935,750
   Chemfab*                                 133,219        2,422,921
   Hawkins Chemical                         301,278        2,447,884
   Lilly Industries Cl. A                   152,983        2,839,747
   MacDermid                                 72,331        3,363,391
                                                        ------------
                                                          15,584,808
                                                        ------------
Textiles - 1.1%
   Delta Woodside Industries                125,400          752,400
   Fab Industries                           132,800        2,025,200
 ++Thomaston Mills Cl. A                    327,800          686,331
   Unifi*                                   188,800        4,012,000
   Wellman                                   15,000          239,063
                                                        ------------
                                                           7,714,994
                                                        ------------
Other Industrial Products - 0.8%
   BHA Group Holdings                       143,209        1,181,474
   Baldor Electric                           22,000          437,250
   Landauer                                 112,900        3,330,550
   Myers Industries                          31,693          633,860
                                                        ------------
                                                           5,583,134
                                                        ------------
                                                         102,929,137
                                                        ============
Industrial Services -- 12.8%
Advertising/Publishing -  0.6%
   Grey Advertising                           6,817        2,270,061
   True North Communications                 63,000        1,890,000
                                                        ------------
                                                           4,160,061
                                                        ------------
Commercial Services - 1.9%
   Analysts International                    20,000          287,500
   CDI*                                      63,000        2,145,938
   Carlisle Holdings*                       251,100        3,640,950
   Catalina Marketing*                        5,000          460,000
   Cornell Corrections*                      80,400        1,321,575
   Fisher Companies                          16,096          997,952
   Olsten                                   301,600        1,903,850
 ++Open Plan Systems*                       278,600          626,850
   Shared Medical Systems                    21,900        1,428,975
                                                        ------------
                                                          12,813,590
                                                        ------------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 23

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES         VALUE
                                                   ------         -----
Industrial Services (continued)
Engineering and Construction - 2.7%
   Insituform Technologies Cl. A*                   2,400     $     51,900
   McDermott International                          1,000           28,250
   Morrison Knudsen*                              391,900        4,041,469
   Sevenson Environmental Services                265,720        3,088,995
   Stone & Webster                                185,500        4,938,937
   Todd Shipyards*                                 39,200          269,500
   Turner Corporation (The)*                      110,700        1,951,088
   Willbros Group*                                465,200        3,954,200
                                                              ------------
                                                                18,324,339
                                                              ------------
Food/Tobacco Processors - 1.4%
   DIMON                                          217,900        1,130,356
   Farmer Bros.                                    26,000        5,265,000
   Midwest Grain Products*                         52,200          580,725
   Seaboard                                         3,750        1,275,000
   Standard Commercial                            282,501        1,659,693
                                                              ------------
                                                                 9,910,774
                                                              ------------
Industrial Distribution - 1.0%
   Central Steel & Wire                             3,699        2,589,300
   Ritchie Bros. Auctioneers*                      26,100          995,062
   TBC*                                            21,300          150,431
   Vallen*                                        202,929        3,246,864
                                                              ------------
                                                                 6,981,657
                                                              ------------
Printing - 1.8%
   Bowne & Co.                                     97,200        1,263,600
   Ennis Business Forms                           302,100        2,586,731
   Merrill Corporation                            200,000        2,900,000
   New England Business Service                    86,000        2,655,250
   Standard Register (The)                         92,700        2,850,525
                                                              ------------
                                                                12,256,106
                                                              ------------
Transportation and Logistics - 3.4%
   Air Express International                      158,468        4,021,126
   AirNet Systems*                                262,200        3,539,700
   Arnold Industries                              233,648        3,606,941
   Circle International Group                     266,725        5,834,609
   Hub Group Cl. A*                                30,000          673,125
   Kenan Transport                                 63,300        1,946,475
   Pittston Company BAX Group                     285,300        2,710,350
   Ryanair Holdings ADR+*                          22,000        1,166,000
                                                              ------------
                                                                23,498,326
                                                              ------------
                                                                87,944,853
                                                              ============
Natural Resources -- 5.0%
Energy Services - 1.5%
   Carbo Ceramics                                 145,100        4,416,481
   Global Industries*                              98,100        1,256,906
   Helmerich & Payne                              130,300        3,102,769
   Lufkin Industries                               22,000          440,000
   Nabors Industries*                              10,000          244,375
 ++Peerless Mfg.                                   79,300          849,997
                                                              ------------
                                                                10,310,528
                                                              ------------

                                                   SHARES         VALUE
                                                   ------         -----
Metals and Mining - 0.1%
   MK Gold*                                       517,900     $    253,771
                                                              ------------
Oil and Gas - 2.9%
   Barrett Resources*                             185,700        7,126,238
   Denbury Resources*                             954,000        4,173,750
   Devon Energy                                   104,800        3,746,600
   PetroCorp*                                     121,900          746,637
   Renaissance Energy*                             46,000          618,540
   Tidewater                                       28,000          854,000
   Titan Exploration*                             437,500        2,187,500
   Toreador Royalty*                               97,100          291,300
   Valley National Gases*                          30,100          129,806
                                                              ------------
                                                                19,874,371
                                                              ------------
Real Estate - 0.5%
   Alico                                           52,000          806,000
   Consolidated-Tomoka Land                         7,800          113,588
   FRP Properties*                                119,900        3,087,425
                                                              ------------
                                                                 4,007,013
                                                              ------------
                                                                34,445,683
                                                              ============
Technology -- 16.4%
Aerospace/Defense - 1.4%
   Curtiss-Wright                                 121,900        4,738,862
   Special Metals*                                255,700        1,486,256
   Woodward Governor                              138,600        3,603,600
                                                              ------------
                                                                 9,828,718
                                                              ------------
Components and Systems - 3.4%
 ++Axiohm Transaction Solutions*                  445,575        1,782,300
   CTS                                                900           63,000
   Coherent*                                       80,900        1,506,763
   Credence Systems*                               15,300          568,012
   Dionex*                                        102,100        4,135,050
   EG&G                                             1,000           35,625
   Giga-tronics Incorporated*                      57,100          107,062
   Hach                                            22,650          410,531
   Hach Cl. A                                      25,550          450,319
   IFR Systems*                                     9,133           43,382
   Itron*                                           5,000           42,813
   Logitech International ADR+*                     1,000           14,750
   National Instruments*                           48,400        1,954,150
   Newport                                         83,900        1,300,450
   PCD*                                            17,000          187,000
   PE Corporation- PE Biosystems Group              1,000          114,750
   PE Corporation- Celera Genomics Group              500            8,094
   Penn Engineering & Manufacturing               153,600        3,456,000
   Penn Engineering & Manufacturing
     Cl. A                                         39,800          810,925
   Perceptron*                                    242,100        1,104,581
   SAES Getters ADR+                                5,000           26,250
   Scitex*                                        287,100        2,871,000

24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                   SHARES         VALUE
                                                   ------         -----
Technology (continued)
Components and Systems (continued)
   Symbol Technologies                             1,500     $     55,313
   Vicor*                                          5,000          105,937
   VideoServer*                                  166,100        1,577,950
   Visual Networks*                                1,000           32,000
   Zebra Technologies Cl. A*                      25,000          960,938
                                                             ------------
                                                               23,724,945
                                                             ------------
Distribution - 1.7%
   American Power Conversion*                     10,000          201,250
   Avnet                                          36,700        1,706,550
   Daisytek International*                        69,200        1,128,825
   Marshall Industries*                          165,600        5,951,250
   Pioneer-Standard Electronics                  118,525        1,422,300
   Richardson Electronics                        195,600        1,332,525
                                                             ------------
                                                               11,742,700
                                                             ------------
Semiconductors and Equipment - 4.7%
   Analog Devices*                                54,300        2,725,181
   Brooks Automation*                              5,000          135,312
   Cymer*                                         33,500          837,500
   Dallas Semiconductor                           66,100        3,338,050
   DuPont Photomasks*                             55,000        2,633,125
   8x8*                                           11,600           48,213
   Electroglas*                                  212,200        4,244,000
   Etec Systems*                                  10,000          332,500
   Exar*                                         220,800        5,464,800
   Helix Technology                               60,700        1,453,006
   Intevac*                                       86,600          476,300
   Kulicke & Soffa Industries*                    35,400          949,162
   Lam Research*                                  13,000          606,938
   Micrel*                                        15,000        1,110,000
   Novellus Systems*                               4,000          273,000
   Ultratech Stepper*                              5,000           75,312
   Unitrode*                                     254,200        7,292,363
   Veeco Instruments*                              5,400          183,600
                                                             ------------
                                                               32,178,362
                                                             ------------
Software/Services - 4.7%
   ANSYS*                                         85,200          846,675
   Aspect Development*                             6,000          111,000
   Aspen Technology*                              81,200          954,100
   Autodesk                                       51,000        1,507,687
   Avant!*                                        46,000          580,750
   Benchmark Electronics*                         21,000          754,688
   Business Objects ADR+*                         20,000          730,000
   Check Point Software
     Technologies*                                33,800        1,812,525
   Cognex*                                        93,700        2,957,406
   Documentum*                                     5,000           65,313
   FileNet*                                       10,000          114,375

                                                   SHARES         VALUE
                                                   ------         -----
   Harbinger*                                     33,700     $    421,250
   IMRglobal Corporation*                          3,000           57,750
   Industri-Matematik
     International*                                4,000            9,750
   Inprise Corporation*                           70,000          341,250
   Integral Systems*                             157,800        3,589,950
   Integrated Systems*                             5,000           58,750
   International Network Services*                 7,500          302,813
   i2 Technologies*                               10,000          430,000
   JDA Software Group*                           194,500        1,811,281
   Kronos*                                        19,600          891,800
   MSC.Software*                                 128,800          748,650
   Macromedia*                                     3,000          105,750
   Manugistics Group*                             35,000          507,500
   MetaCreations*                                  5,000           28,750
   National Computer Systems                     209,000        7,053,750
   Nichols Research*                              15,950          348,906
   Pegasystems*                                   55,000          563,750
   Phoenix Technologies*                           1,000           17,875
   QRS Corporation*                                5,000          390,000
   Radiant Systems*                               15,000          213,750
   Remedy*                                        10,600          284,875
   Siebel Systems*                                 2,000          132,750
   Structural Dynamics Research*                  35,000          649,688
   Sybase*                                       132,100        1,453,100
 ++Technical Communications*                     106,700          266,750
   Visio*                                         26,000          989,625
   Wind River Systems*                             7,500          120,469
                                                             ------------
                                                               32,225,051
                                                             ------------
Telecommunication - 0.5%
   Excel Switching*                               78,000        2,335,125
   Level 3 Communications*                         2,200          132,137
   Plantronics*                                   15,000          976,875
                                                             ------------
                                                                3,444,137
                                                             ------------
                                                              113,143,913
                                                             ============
Utilities -- 0.1%
   Southern Union*                                32,440          705,570
                                                             ============
Miscellaneous -- 4.9%                                          33,341,409
                                                             ============
TOTAL COMMON STOCKS
   (Cost $435,039,568)                                        582,502,965
                                                             ============
PREFERRED STOCKS -- 0.6%
   Pioneer-Standard Electronics (Conv.)           80,000        3,840,000
   SVB Capital                                    20,000          441,250
                                                             ------------
TOTAL PREFERRED STOCKS
   (Cost $4,315,000)                                            4,281,250
                                                             ============

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 25

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 ------         -----
CORPORATE BONDS --  1.7%
   Charming Shoppes 7.50% Conv.
     Sub. Note due 7/15/06                    $ 3,694,000   $  3,583,180
   Dixie Group 7.00% Conv. Sub.
     Deb. due 5/15/12                             728,000        586,950
   FirstWorld Communications 0%
     (Step) Sr. Note due 4/15/08                6,950,000      3,961,500
   International Semi-Tech 0%
     (Step) Sr. Disc. Note
     due 8/15/03                                  105,000         15,750
   Richardson Electronics 8.25%
     Conv. Sub. Deb. due 6/15/06                2,049,000      1,598,220
   Richardson Electronics 7.25%
     Conv. Sub. Deb. due 12/15/06               1,319,000        949,680
   Sunglass Hut International
     5.25% Conv. Sub. Note
     due 6/15/03                                  500,000        427,500
   Thorn Apple Valley 9.00% Conv.
     Sub. Deb. due 4/01/07                        100,000         10,000
   Tops Appliance City 6.50% Conv.
     Sub. Deb. due 11/30/03                     1,000,000        585,000
                                                            ------------
TOTAL CORPORATE BONDS
   (Cost $10,767,826)                                         11,717,780
                                                            ============

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 ------         -----
U.S. TREASURY OBLIGATIONS --  12.6%
U. S. Treasury Notes
   4.875%, due 3/31/01                        $55,000,000   $ 54,441,200
   6.25%, due 8/31/02                          10,000,000     10,167,200
   4.75%, due 2/15/04                          23,000,000     22,123,010
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $87,601,717)                                         86,731,410
                                                            ============
REPURCHASE AGREEMENT --  0.6%
State Street Bank and Trust Company,
 4.25% dated 6/30/99, due 7/01/99,
   maturity value $4,000,472
   (collateralized by U.S. Treasury Bonds,
   6.00% due 2/15/26,
   valued at $4,082,958)
   (Cost $4,000,000)                                           4,000,000
                                                            ============
TOTAL INVESTMENTS --  100.1%
   (Cost $541,724,111)                                       689,233,405
LIABILITIES LESS CASH
 AND OTHER ASSETS -- (0.1%)                                     (990,053)
                                                            ------------
NET ASSETS --  100.0%                                       $688,243,352
                                                            ============

--------------------------------------------------------------------------------

 * Non-income producing.

 + American Depository Receipt.

++ At June 30, 1999, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $541,724,111. At June 30, 1999, net unrealized appreciation for all securities was $147,509,294, consisting of aggregate gross unrealized appreciation of $188,037,017 and aggregate gross unrealized depreciation of $40,527,723.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $537,724,111)                                     $ 685,233,405
Repurchase agreement (at cost and value)                                                    4,000,000
Cash                                                                                          534,258
Receivable for investments sold                                                             3,779,959
Receivable for dividends and interest                                                       2,130,657
Prepaid expenses                                                                               77,511
-----------------------------------------------------------------------------------------------------
 Total Assets                                                                             695,755,790
-----------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                           6,535,137
Payable for investment advisory fee                                                           500,364
Preferred dividends accrued but not yet declared                                              266,222
Accrued expenses                                                                              210,715
-----------------------------------------------------------------------------------------------------
 Total Liabilities                                                                          7,512,438
-----------------------------------------------------------------------------------------------------
 Net Assets                                                                             $ 688,243,352
-----------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share        $ 160,000,000
-----------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock (net asset value per share - $15.59)              $ 528,243,352
-----------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.80% Cumulative Preferred Stock - par value $0.001 per share; 2,400,000 shares         $       2,400
  outstanding
7.30% Tax-Advantaged Cumulative Preferred Stock - par value $0.001 per share; 4,000,000         4,000
  shares outstanding
Common Stock - par value $0.001 per share; 33,890,558 shares outstanding (150,000,000          33,891
  shares authorized)
Additional paid-in capital                                                                533,310,765
Undistributed net investment income                                                         5,235,630
Accumulated net realized gain on investments                                               31,962,814
Quarterly and accrued distributions                                                       (29,815,442)
Net unrealized appreciation on investments                                                147,509,294
-----------------------------------------------------------------------------------------------------
 Net Assets                                                                             $ 688,243,352
=====================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Six months ended       Year ended
                                                                                      June 30, 1999       December 31,
                                                                                       (unaudited)            1998
                                                                                    ----------------      ------------
INVESTMENT OPERATIONS:
 Net investment income                                                                $  3,389,617        $  5,725,999
 Net realized gain on investments                                                       25,467,507          53,554,124
 Net change in unrealized appreciation on investments                                     (571,055)        (31,906,113)
----------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from investment operations                                 28,286,069          27,374,010
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                       --               (944,176)
 Net realized gain on investments                                                            --             (8,134,436)
 Quarterly and accrued distributions*                                                   (5,990,000)           (159,555)
----------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                         (5,990,000)         (9,238,167)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                       --             (5,045,674)
 Net realized gain on investments                                                            --            (43,475,552)
 Quarterly distributions*                                                              (23,559,220)              --
----------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                           (23,559,220)        (48,521,226)
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Conversion of Notes to Common Stock                                                         --             26,814,113
 Reinvestment of distributions to Common Stockholders                                   12,543,408          29,819,441
 Net proceeds from issuance of Preferred Stock                                               --             96,484,000
----------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                                      12,543,408         153,117,554
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                              11,280,257         122,732,171
NET ASSETS:
 Beginning of period                                                                   676,963,095         554,230,924
----------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income of $5,235,630 and
  $1,846,013, respectively)                                                           $688,243,352        $676,963,095
-=====================================================================================================================

* To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 27

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.              SIX MONTHS ENDED  JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                                          $ 3,863,741
  Interest                                                             2,876,158
--------------------------------------------------------------------------------
Total Income                                                           6,739,899
--------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                             3,021,841
  Administrative and office facilities expenses                          162,767
  Shareholder reports                                                    122,780
  Custodian and transfer agent fees                                       96,212
  Directors' fees                                                         33,951
  Professional fees                                                       33,000
  Other expenses                                                          66,102
--------------------------------------------------------------------------------
Total Expenses                                                         3,536,653
Fees Waived by Investment Adviser                                       (186,371)
--------------------------------------------------------------------------------
Net Expenses                                                           3,350,282
--------------------------------------------------------------------------------
Net Investment Income                                                  3,389,617
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      25,467,507
Net change in unrealized appreciation on investments                    (571,055)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       24,896,452
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                $28,286,069
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                     Six months ended
                                                                      June 30, 1999
                                                                       (unaudited)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $15.72
-------------------------------------------------------------------------------------
INVESTMENT OPERATIONS(a):
  Net investment income                                                    0.10
  Net realized and unrealized gain on investments                          0.71
-------------------------------------------------------------------------------------
   Total investment operations                                             0.81
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                                    --
  Net realized gain on investments                                         --
  Quarterly and accrued distributions*                                    (0.18)
-------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                          (0.18)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                                    --
  Net realized gain on investments                                         --
  Quarterly distributions*                                                (0.71)
-------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                             (0.71)
-------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offerings or rights offerings                  --
  Effect of reinvestment of distributions by Common Stockholders          (0.05)
-------------------------------------------------------------------------------------
   Total capital stock transactions                                       (0.05)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD(a)                                        $15.59
-------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                             $13.250
-------------------------------------------------------------------------------------
TOTAL RETURN(b):
Net Asset Value(a)                                                          4.9%
Market Value                                                                1.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)                                                       1.39%***
  Management fee expense                                                   1.18%***
  Interest expense                                                         --
  Other operating expenses                                                 0.21%***
Net investment income                                                      1.41%***
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                               $688,243
Portfolio Turnover Rate                                                      21%
PREFERRED STOCK:
Total shares outstanding                                              6,400,000
Asset coverage per share                                                    430%
Liquidation preference per share                                         $25.00
Average market value per share:
 7.80% Cumulative (e)                                                    $25.82
 7.30% Tax-Advantaged Cumulative (e)                                     $25.46
NOTES:
Total amount outstanding (in thousands)                                    --
Asset coverage per note                                                    --
Average market value per note (e)                                          --
=====================================================================================

                                                                              Years ended December 31,
                                                  --------------------------------------------------------------------------
                                                        1998            1997            1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $16.91           $14.32          $13.56       $12.34         $13.47
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS(a):
  Net investment income                                  0.17             0.21            0.26         0.04           0.04
  Net realized and unrealized gain on investments        0.67             3.85            1.92         2.70           0.09
----------------------------------------------------------------------------------------------------------------------------
   Total investment operations                           0.84             4.06            2.18         2.74           0.13
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                 (0.03)           (0.03)          (0.01)         --             --
  Net realized gain on investments                      (0.26)           (0.15)          (0.06)         --             --
  Quarterly and accrued distributions*                    --              --              --            --             --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders        (0.29)           (0.18)          (0.07)         --             --
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                 (0.16)           (0.19)          (0.15)       (0.03)         (0.01)
  Net realized gain on investments                      (1.38)           (1.02)          (1.00)       (1.26)         (1.04)
  Quarterly distributions*                                --              --              --            --             --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders           (1.54)           (1.21)          (1.15)       (1.29)         (1.05)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offerings or
    rights offerings                                    (0.11)           --              (0.09)       (0.12)         (0.14)
  Effect of reinvestment of distributions
    by Common Stockholders                              (0.09)           (0.08)          (0.11)       (0.11)         (0.07)**
----------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                     (0.20)           (0.08)          (0.20)       (0.23)         (0.21)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD(a)                      $15.72           $16.91          $14.32      $13.56          $12.34
----------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                            $13.750         $15.063         $12.625      $11.875        $11.000
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b):
Net Asset Value(a)                                       3.3%             27.5%           15.5%        22.6%           1.1%
Market Value                                             1.5%             28.8%           16.3%        20.5%          (5.6)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)                                     1.31%            1.12%           1.28%        2.01%          2.01%
  Management fee expense                                 1.10%            0.39%           0.39%        0.97%          1.21%
  Interest expense                                        --              0.45%           0.64%        0.75%          0.46%
  Other operating expenses                               0.21%            0.28%           0.25%        0.29%          0.34%
Net investment income                                    1.11%            1.53%           1.27%        0.34%          0.31%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)             $676,963         $554,231        $441,837     $338,970       $269,032
Portfolio Turnover Rate                                    43%             29%             34%           32%            35%
PREFERRED STOCK:
Total shares outstanding                             6,400,000       2,400,000       2,400,000          --             --
Asset coverage per share                                  423%            662%             481%         --             --
Liquidation preference per share                       $25.00           $25.00          $25.00          --             --
Average market value per share:
 7.80% Cumulative (e)                                  $25.91           $25.70          $25.20          --             --
 7.30% Tax-Advantaged Cumulative (e)                   $25.43             --              --            --             --
NOTES:
Total amount outstanding (in thousands)                   --           $27,801         $40,000      $40,000        $40,000
Asset coverage per note                                   --              2091%           1202%         944%           769%
Average market value per note (e)                         --           $107.69         $100.68       $96.92         $95.62
============================================================================================================================

(a) From June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31, $0.17, and $0.09 at December 31, 1997, 1996 and 1995, respectively.

(b) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary subscriptions for rights offerings.

(c) Expense ratios based on total average net assets were 1.05%, 1.06%, 0.99%, 1.20%, 2.01% and 2.01% for the periods ended June 30, 1999 and December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.47%, 1.34%, 1.14%, 1.31%, 2.04% and 2.02% for the periods ended June 30, 1999 and
    December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(e) The average of month-end market values during the period.

  * To be allocated to net investment income and capital gains at year-end.

 ** Includes distributions paid January 31, 1994 and distributions paid December
    30, 1994.

*** Annualized.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 29

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment Transactions and Related Investment Income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

 Expenses:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses.

 Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:

     The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

 Repurchase Agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Investment Company Convertible Notes:

     On February 5, 1998, the Fund redeemed $256,000 of Investment Company Convertible Notes ("Notes"), constituting all of the then outstanding Notes, at a price equal to 100% of the principal amount of each Note plus accrued unpaid interest to that date. Prior to February 5, 1998, the remainder of the Notes had been converted to Common Stock of the Fund. The Fund issued 2,091,425 shares of Common Stock upon conversion of Notes for the period ended December 31, 1998.

30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

--------------------------------------------------------------------------------

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

Capital Stock:

     The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

     The Fund issued 1,010,297 and 2,080,238 shares of Common Stock as reinvestment of distributions by Common Stockholders for the periods ended June 30, 1999 and December 31, 1998, respectively.

Investment Advisory Agreement:

     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period. The performance period for each month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60-month period ending with the most recent calendar month.

     The Basic Fee for each month will be increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 by more than two percentage points for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

     For the period ended June 30, 1999, the Fund accrued and paid Royce advisory fees totaling $2,835,470, which is net of $186,371 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:

     For the period ended June 30, 1999, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $179,485,390 and $125,294,850, respectively.

Transactions in Shares of Affiliated Companies:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 1999.

===========================================================================================================================
                                        Purchases                  Sales
                                   --------------------     ------------------
      Affiliated Company           Shares        Cost       Shares        Cost       Realized Gain/Loss     Dividend Income
      ------------------           ------        ----       ------        ----       ------------------     ---------------
Axiohm Transaction Solutions        5,000      $ 18,750      --           --                 --                    --
Open Plan Systems                 133,600      $344,500      --           --                 --                    --
Peerless Mfg.                        --            --        --           --                 --                 $19,825
RockShox                             --            --       40,600      $215,500          $(152,684)               --
Technical Communications             --            --        --           --                 --                    --
Thomaston Mills Cl. A                --            --        --           --                 --                    --
===========================================================================================================================

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999| 31

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 78.4%

                                                 SHARES         VALUE
                                                 ------         -----
Consumer Products -- 12.0%
Apparel and Shoes - 2.8%
   Garan                                         46,700     $  1,500,238
 **Kleinert's*                                   14,200          142,000
   North Face (The)*                             84,400          833,450
   Oshkosh B'Gosh Cl. A                          41,600          878,800
   Weyco Group                                   68,400        1,573,200
                                                            ------------
                                                               4,927,688
                                                            ------------
Collectibles - 0.4%
   Enesco Group                                  33,000          763,125
                                                            ------------
Food/Beverage/Tobacco - 1.3%
   800 JR Cigar*                                 83,300        1,030,837
   Piercing Pagoda*                               3,000           37,875
   Sirena Apparel Group*                          5,000           10,000
 ++Smithfield Companies (The)                   148,400        1,159,375
                                                            ------------
                                                               2,238,087
                                                            ------------
Home Furnishing/Appliances - 2.1%
   Bassett Furniture Industries                  52,800        1,207,800
   Conso International*                         197,800        1,137,350
   Lifetime Hoan                                105,054          958,618
   Mity-Lite*                                    14,200          269,800
   Neutral Posture Ergonomics*                  107,000          227,375
                                                            ------------
                                                               3,800,943
                                                            ------------
Publishing - 1.3%
   Gibson Greetings*                             81,600          517,650
   Topps Company (The)*                         249,300        1,815,216
                                                            ------------
                                                               2,332,866
                                                            ------------
Sports and Recreation - 1.0%
   Aldila*                                      348,500          642,547
   Baldwin Piano & Organ*                        42,300          348,975
   Johnson Worldwide Associates Cl. A*           87,100          794,787
                                                            ------------
                                                               1,786,309
                                                            ------------
Other Consumer Products - 3.1%
   Koala Corporation                             40,000        1,070,000
   Lazare Kaplan International*                 110,100        1,114,762
   Matthews International Cl. A                  81,000        2,399,625
   Velcro Industries                             81,500          988,188
                                                            ------------
                                                               5,572,575
                                                            ------------
                                                              21,421,593
                                                            ============
Consumer Services -- 2.0%
Leisure/Entertainment - 0.1%
   Seattle FilmWorks*                            20,000           61,250
                                                            ------------
Restaurants/Lodgings - 0.3%
   Pizza Inn                                    145,700          487,184
                                                            ------------

                                                 SHARES         VALUE
                                                 ------         -----
Retail Stores - 1.6%
   Bombay Company (The)*                         46,600     $    358,238
   Brookstone*                                   13,000          201,500
   Cato Cl. A                                    47,500          552,187
   Lechters*                                     93,400          233,500
   Suzy Shier                                   156,800        1,054,207
   Urban Outfitters*                             24,600          618,075
                                                            ------------
                                                               3,017,707
                                                            ------------
                                                               3,566,141
                                                            ============
Financial Intermediaries -- 4.4%
Banking - 0.3%
   Iron & Glass Bancorp                           8,580          193,050
   Queen City Investments*                          948          394,368
                                                            ------------
                                                                 587,418
                                                            ------------
Insurance - 4.1%
   Capitol Transamerica                          55,965          741,536
   Chartwell Re                                  28,500          530,813
   Highlands Insurance Group*                    77,000          808,500
   Independence Holding                          33,300          391,275
   NYMAGIC                                       40,400          631,250
   Navigators Group*                             41,000          615,000
   Nobel Insurance*                             183,000          137,250
   PICO Holdings*                                16,900          427,781
   PMA Capital Cl. A                             56,609        1,164,023
   PXRE                                          40,664          737,035
   Wellington Underwriting                      444,712        1,156,613
                                                            ------------
                                                               7,341,076
                                                            ------------
                                                               7,928,494
                                                            ============
Financial Services -- 2.7%
Information and Processing - 2.2%
   BARRA*                                        58,250        1,470,812
   Duff & Phelps Credit Rating                   35,600        2,380,750
                                                            ------------
                                                               3,851,562
                                                            ------------
Insurance Brokers - 0.5%
   CorVel*                                       10,000          215,000
   Hilb, Rogal & Hamilton                        30,300          677,963
                                                            ------------
                                                                 892,963
                                                            ------------
                                                               4,744,525
                                                            ============
Health -- 4.0%
Commercial Services - 1.0%
   ChiRex*                                       16,800          539,700
   Healthworld Corporation*                      40,000          450,000
   ICON ADR+*                                     1,000           19,625
   Young Innovations*                            59,400          868,725
                                                            ------------
                                                               1,878,050
                                                            ------------

32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                           SHARES         VALUE
                                           ------         -----
Health (continued)
Drugs and Biotech - 2.3%
   Aurora Biosciences*                    100,000     $    725,000
   BioReliance*                           145,800          947,700
   Cephalon*                               50,000          868,750
   International Isotopes*                 77,400          715,950
   Scotia Holdings*                       120,000          209,956
   ViroPharma*                             55,900          429,731
   Visible Genetics*                       10,000          161,250
                                                      ------------
                                                         4,058,337
                                                      ------------
Surgical Products and Devices - 0.7%
   Cardiac Pathways*                       30,000           28,125
   Empi*                                   38,900          948,188
   NMT Medical*                            35,300          103,694
   Orthofix International*                 12,000          178,500
   Urologix*                               40,000           98,750
                                                      ------------
                                                         1,357,257
                                                      ------------
                                                         7,293,644
                                                      ============
Industrial Products -- 17.0%
Building Systems and Components - 4.5%
   Falcon Products                        115,600        1,177,675
   KIT Manufacturing*                      38,800          237,650
   LSI Industries                          25,900          624,837
   Mueller (Paul)                          16,650          518,231
   Preformed Line Products
     Company                               45,000          838,125
   Simpson Manufacturing*                  46,100        2,189,750
   Skyline                                 32,100          940,931
   Thor Industries                         55,200        1,566,300
                                                      ------------
                                                         8,093,499
                                                      ------------
Construction Materials - 4.2%
   Ash Grove Cement Company                20,000        1,925,000
   Florida Rock Industries                 55,000        2,502,500
   Monarch Cement                          50,410          970,393
   Puerto Rican Cement                     38,200        1,267,762
   Trex Company                            30,800          781,550
                                                      ------------
                                                         7,447,205
                                                      ------------
Industrial Components - 0.1%
   Woodhead Industries                     10,000          122,500
                                                      ------------
Machinery - 1.4%
   Alamo Group                             10,800           94,500
 ++Art's-Way Manufacturing*               124,000          558,000
   DeVlieg-Bullard*                       601,900          210,665
   Lund International Holdings*           109,700          685,625
   Oshkosh Truck                           19,800          996,187
                                                      ------------
                                                         2,544,977
                                                      ------------

                                           SHARES         VALUE
                                           ------         -----
Paper and Packaging - 0.9%
   Liqui-Box                               13,100     $    704,125
   PalEx*                                 140,100          849,356
                                                      ------------
                                                         1,553,481
                                                      ------------
Pumps, Valves and Bearings - 1.0%
   Denison International ADR+*             55,500          853,313
   NN Ball & Roller                        57,700          331,775
   Sun Hydraulics                          78,400          700,700
                                                      ------------
                                                         1,885,788
                                                      ------------
Specialty Chemicals and Materials - 2.7%
   Aceto                                   43,875          504,562
   CFC International*                     116,500        1,252,375
   Chemfab*                                80,700        1,467,731
   Hauser*                                 42,525          233,888
   Hawkins Chemical                       122,667          996,669
   Tuscarora                               22,000          298,375
                                                      ------------
                                                         4,753,600
                                                      ------------
Textiles - 0.4%
   Fab Industries                          45,100          687,775
                                                      ------------
Other Industrial Products - 1.8%
   BHA Group Holdings                      95,965          791,711
   Landauer                                32,300          952,850
   Myers Industries                        47,690          953,800
   Pioneer Metals*                          1,570          518,100
                                                      ------------
                                                         3,216,461
                                                      ------------
                                                        30,305,286
                                                      ============
Industrial Services -- 10.8%
Commercial Services - 1.8%
   Carlisle Holdings*                     128,400        1,861,800
   Cornell Corrections*                    52,200          858,038
   Exponent*                               58,200          407,400
                                                      ------------
                                                         3,127,238
                                                      ------------
Engineering and Construction - 1.5%
   Sevenson Environmental Services        125,120        1,454,520
   Willbros Group*                        139,400        1,184,900
                                                      ------------
                                                         2,639,420
                                                      ------------
Food/Tobacco Processors - 1.6%
   Farmer Bros.                             4,000          810,000
   Midwest Grain Products*                192,922        2,146,257
                                                      ------------
                                                         2,956,257
                                                      ------------
Industrial Distribution - 0.7%
   Vallen*                                 76,800        1,228,800
                                                      ------------
Printing - 2.0%
   Ennis Business Forms                   132,700        1,136,244
   Merrill Corporation                     50,800          736,600
   New England Business Service            45,300        1,398,637
   Schawk                                  26,300          235,056
                                                      ------------
                                                         3,506,537
                                                      ------------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 33

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                            SHARES         VALUE
                                            ------         -----
Industrial Services (continued)
Transportation and Logistics - 3.2%
   AirNet Systems*                         133,100     $  1,796,850
   Circle International Group               79,700        1,743,438
   Frozen Food Express Industries          143,500        1,094,188
   Kenan Transport                          34,800        1,070,100
   Knight Transportation*                    2,500           53,438
                                                       ------------
                                                          5,758,014
                                                       ------------
                                                         19,216,266
                                                       ============
Natural Resources -- 5.5%
Energy Services - 1.9%
   Carbo Ceramics                           52,600        1,601,012
   Dril-Quip*                               30,600          701,888
   GulfMark Offshore*                       44,600          847,400
   Peerless Mfg.                            21,600          231,525
                                                       ------------
                                                          3,381,825
                                                       ------------
Metals and Mining - 0.2%
   MK Gold*                                603,700          295,813
                                                       ------------
Oil and Gas - 2.7%
   Bonavista Petroleum*                    105,000        1,112,394
   Denbury Resources*                      327,600        1,433,250
   Evergreen Resources*                     20,000          503,750
   MarkWest Hydrocarbon*                    32,600          285,250
   PetroCorp*                               50,100          306,863
   Titan Exploration*                      256,600        1,283,000
                                                       ------------
                                                          4,924,507
                                                       ------------
Real Estate - 0.7%
   FRP Properties*                          33,700          867,775
   Liberte Investors                       103,300          355,094
                                                       ------------
                                                          1,222,869
                                                       ------------
                                                          9,825,014
                                                       ============
Technology -- 15.0%
Aerospace/Defense - 1.1%
   Curtiss-Wright                           35,000        1,360,625
   Special Metals*                         113,000          656,812
                                                       ------------
                                                          2,017,437
                                                       ------------
Components and Systems - 5.6%
   Advanced Energy Industries*              19,600          795,025
   Aladdin Knowledge Systems*               28,300          231,706
   CEM*                                     75,700          567,750
   Coherent*                                45,000          838,125
   Elamex*                                  86,600          292,275
   Innovex                                  42,400          593,600
   MOCON                                    50,200          294,925
   Newport                                  75,300        1,167,150
   PCD*                                     60,000          660,000

                                            SHARES         VALUE
                                            ------         -----
   Penn Engineering &
     Manufacturing                          39,700     $    893,250
   Penn Engineering &
     Manufacturing Cl. A                    15,400          313,775
   Perceptron*                             152,100          693,956
   Performance Technologies*                37,500          754,688
   Printronix*                              10,000          140,000
   Rainbow Technologies*                    68,700          811,519
   Spectra-Physics Lasers*                   2,500           20,625
   TSI                                      30,000          348,750
   TransAct Technologies*                  101,700          673,763
                                                       ------------
                                                         10,090,882
                                                       ------------
Distribution - 0.9%
   Kent Electronics*                        30,100          596,356
   Richardson Electronics                  153,500        1,045,719
                                                       ------------
                                                          1,642,075
                                                       ------------
Semiconductors and Equipment - 2.5%
   Aetrium*                                 10,000           91,250
   Align-Rite International*                40,000          555,000
   Electroglas*                             75,000        1,500,000
   Exar*                                    69,900        1,730,025
   Helix Technology                         20,800          497,900
                                                       ------------
                                                          4,374,175
                                                       ------------
Software/Services - 3.9%
   CSP*                                     48,581          321,849
   Integral Systems*                        42,600          969,150
   JDA Software Group*                      93,600          871,650
   Kronos*                                  51,000        2,320,500
   MSC.Software*                           174,600        1,014,863
   Nichols Research*                        30,000          656,250
   Tyler Technologies*                     122,300          840,812
                                                       ------------
                                                          6,995,074
                                                       ------------
Telecommunication - 1.0%
   REMEC*                                   72,400        1,167,450
   Vertex Communications*                   30,000          410,625
   Wireless Telecom Group*                  90,000          208,125
                                                       ------------
                                                          1,786,200
                                                       ------------
                                                         26,905,843
                                                       ============
Miscellaneous -- 5.0%                                     8,931,649
                                                       ============
TOTAL COMMON STOCKS
   (Cost $115,205,362)                                  140,138,455
                                                       ============
PREFERRED STOCK -- 0.4%
   Seneca Foods*
   (Cost $623,500)                          51,250          691,875
                                                       ============

34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                PRINCIPAL
                                  AMOUNT              VALUE
                                  ------              -----
U.S. TREASURY OBLIGATIONS -- 17.2%
U.S. Treasury Notes
   6.25%, due 8/31/00          $ 5,000,000       $  5,049,200
   4.875%, due 3/31/01          14,000,000         13,857,760
   6.25%, due 8/31/02            5,000,000          5,083,600
   4.75%, due 2/15/04            7,000,000          6,733,090
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $30,900,391)                              30,723,650
                                                 ============


                                                     VALUE
                                                     -----
REPURCHASE AGREEMENT -- 3.4%
State Street Bank & Trust Company,
  4.25% dated 6/30/99, due 7/01/99
  maturity value $6,000,708
  (collateralized by U.S. Treasury
  Bonds, 12.75% due 11/15/10,
  valued at $6,126,720)
  (Cost $6,000,000)                              $  6,000,000
                                                 ============
TOTAL INVESTMENTS -- 99.4%
   (Cost $152,729,253)                            177,553,980
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.6%                           1,147,177
                                                 ------------
NET ASSETS--100.0%                               $178,701,157
                                                 ============

--------------------------------------------------------------------------------

 * Non-income producing.

** A security for which market quotations are no longer readily available represents 0.08% of net assets. This security has been valued in good faith by the Board of Directors.

 + American Depository Receipt.

++ At June 30, 1999, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as the term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $152,729,253. At June 30, 1999, net unrealized appreciation for all securities was $24,824,727, consisting of aggregate gross unrealized appreciation of $39,041,457 and aggregate gross unrealized depreciation of $14,216,730.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 35

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.                            JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $146,729,253)                                             $171,553,980
Repurchase agreement (at cost and value)                                                           6,000,000
Cash                                                                                                  66,486
Receivable for investments sold                                                                      797,370
Receivable for dividends and interest                                                                619,833
Prepaid expenses                                                                                      29,113
------------------------------------------------------------------------------------------------------------
 Total Assets                                                                                    179,066,782
------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                    122,760
Payable for investment advisory fee                                                                   92,333
Preferred dividends accrued but not yet declared                                                      68,889
Payable for administration fee                                                                         9,492
Accrued expenses                                                                                      72,151
------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                                   365,625
------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                     $178,701,157
------------------------------------------------------------------------------------------------------------
Net assets applicable to Preferred Stock at a liquidation value of $25 per share                $ 40,000,000
------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock (net asset value per share--$10.30)                       $138,701,157
------------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock--par value $0.001 per share; 1,600,000 shares outstanding      $      1,600
Common Stock--par value $0.001 per share; 13,464,559 shares outstanding (150,000,000
  shares authorized)                                                                                  13,465
Additional paid-in capital                                                                       139,209,608
Undistributed net investment income                                                                  957,375
Accumulated net realized gain on investments and foreign currency                                 15,313,699
Quarterly and accrued distributions                                                               (1,618,889)
Net unrealized appreciation on investments and foreign currency                                   24,824,299
------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                     $178,701,157
============================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Six months ended       Year ended
                                                                                              June 30, 1999       December 31,
                                                                                               (unaudited)            1998
                                                                                            ----------------     -------------
INVESTMENT OPERATIONS:
 Net investment income                                                                        $    747,520       $   1,720,215
 Net realized gain on investments and foreign currency                                          11,359,208           5,532,509
 Net change in unrealized appreciation on investments and foreign currency                      (7,350,772)        (10,118,947)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                               4,755,956          (2,866,223)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                                --              (758,880)
 Net realized gain on investments and foreign currency                                                --            (2,341,120)
 Quarterly distributions*                                                                       (1,550,000)                 --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                                 (1,550,000)         (3,100,000)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                                --              (932,213)
 Net realized gain on investments and foreign currency                                                --            (2,875,417)
------------------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                                          --            (3,807,630)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Reinvestment of distributions to Common Stockholders                                                 --             2,907,409
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                                            3,205,956          (6,866,444)
NET ASSETS:
 Beginning of period                                                                           175,495,201         182,361,645
------------------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income of $957,375 and $209,855,
  respectively)                                                                               $178,701,157        $175,495,201
==============================================================================================================================

* To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.           SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Interest                                                                     $   926,253
  Dividends                                                                        628,951
------------------------------------------------------------------------------------------
Total Income                                                                     1,555,204
------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                         660,861
  Administration fees                                                               56,404
  Custodian and transfer agent fees                                                 47,883
  Administrative and office facilities expenses                                     43,365
  Shareholder reports                                                               38,332
  Professional fees                                                                 17,982
  Directors' fees                                                                   16,461
  Other expenses                                                                    29,267
------------------------------------------------------------------------------------------
Total Expenses                                                                     910,555
Fees Waived by Investment Adviser                                                 (102,871)
------------------------------------------------------------------------------------------
Net Expenses                                                                       807,684
------------------------------------------------------------------------------------------
Net Investment Income                                                              747,520
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency                           11,359,208
Net change in unrealized appreciation on investments and foreign currency       (7,350,772)
------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency             4,008,436
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                          $ 4,755,956
==========================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                    Six months ended
                                                                      June 30, 1999
                                                                       (unaudited)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.06
------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                                     0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                         0.30
------------------------------------------------------------------------------------
   Total investment operations                                              0.36
------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                                     --
  Net realized gain on investments and foreign currency                     --
  Quarterly and accrued distributions*                                     (0.12)
------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                           (0.12)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                                     --
  Net realized gain on investments and foreign currency                     --
------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                               --
------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering or rights offering                     --
  Effect of reinvestment of distributions by Common Stockholders            --
------------------------------------------------------------------------------------
   Total capital stock transactions                                         --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $10.30
------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                              $8.4375
------------------------------------------------------------------------------------
TOTAL RETURN (a):
Net Asset Value                                                              2.4%
Market Value                                                                (4.9)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)                                                        1.27%**
  Management fee expense                                                    0.88%**
  Other operating expenses                                                  0.39%**
Net investment income                                                       1.17%**
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                                $178,701
Portfolio Turnover Rate                                                       19%
PREFERRED STOCK:
Total shares outstanding                                               1,600,000
Asset coverage per share                                                     447%
Liquidation preference per share                                          $25.00
Average market value per share (d)                                        $25.24
====================================================================================

                                                                                       Years ended December 31,
                                                                 -----------------------------------------------------------------
                                                                    1998              1997         1996         1995       1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.84           $9.38        $8.89        $7.58       $7.27
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                               0.13            0.17         0.09         0.02        0.01
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                  (0.36)           2.61         1.32         1.69        0.41
----------------------------------------------------------------------------------------------------------------------------------
   Total investment operations                                       (0.23)           2.78         1.41         1.71        0.42
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                              (0.06)          (0.02)        --           --           --
  Net realized gain on investments and foreign currency              (0.18)          (0.12)        --           --           --
  Quarterly and accrued distributions*                                --               --          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                     (0.24)          (0.14)        --           --           --
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                              (0.07)          (0.16)       (0.10)       (0.02)      (0.02)
  Net realized gain on investments and foreign currency              (0.22)          (0.84)       (0.70)       (0.34)      (0.03)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                        (0.29)          (1.00)       (0.80)       (0.36)      (0.05)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering or rights offering               --             (0.12)        --           --         (0.06)
  Effect of reinvestment of distributions by Common Stockholders     (0.02)          (0.06)       (0.12)       (0.04)        --
----------------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                                  (0.02)          (0.18)       (0.12)       (0.04)      (0.06)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $10.06          $10.84        $9.38        $8.89       $7.58
----------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                         $8.875         $10.125        $8.25        $8.00       $7.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Net Asset Value                                                       (4.1)%          27.1%        16.6%        22.9%       6.0%
Market Value                                                          (9.4)%          35.0%        13.9%        19.8%       (5.1)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)                                                  1.18%           0.83%        0.85%        1.36%       1.88%
  Management fee expense                                              0.80%           0.40%        0.47%        0.77%       1.20%
  Other operating expenses                                            0.38%           0.43%        0.38%        0.59%       0.68%
Net investment income                                                 1.21%           1.77%        0.88%        0.26%       0.21%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                          $175,495        $182,362     $113,953     $100,065     $82,534
Portfolio Turnover Rate                                                 44%             34%          51%          51%         23%
PREFERRED STOCK:
Total shares outstanding                                         1,600,000       1,600,000         --           --           --
Asset coverage per share                                               439%            456%        --           --           --
Liquidation preference per share                                    $25.00          $25.00         --           --           --
Average market value per share (d)                                  $25.40          $25.56         --           --           --
==================================================================================================================================

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in the primary subscription for the 1994 rights offering.

(b) Expense ratios based on total average net assets were 0.97%, 0.92%, 0.72%, 0.85%, 1.36% and 1.88% for the periods ended June 30, 1999 and December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.43% and 1.24% for the periods ended June 30, 1999 and December 31, 1998, respectively.

(d) The average of month-end market values during the period.

 *  To be allocated to net investment income and capital gains at year-end.

**  Annualized.

38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Micro-Cap Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Foreign Currency:

     The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

     Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, as a result of changes in the exchange rates.

 Investment Transactions and Related Investment Income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

 Expenses:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses.

 Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:

     Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

 Repurchase Agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 39

--------------------------------------------------------------------------------

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

Capital Stock:

     The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

     The Fund issued 334,780 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 1998.

Investment Advisory Agreement:

     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a basic fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 for certain prescribed performance periods, as described below.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month.

     The Basic Fee for each month will be increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 by more than two percentage points for the performance period. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return from the date of the Preferred Stock original issue fails to exceed the Preferred Stock's dividend rate.

     For the period ended June 30, 1999, the Fund accrued and paid Royce advisory fees totaling $557,990, which is net of $102,871 voluntarily waived by Royce.

Administration Agreement:

     Under the Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the "Administrator") serves as the Administrator, and performs or assists in certain aspects of the Fund's operations. As compensation for its services, the Administrator is paid an annual fee, payable monthly, of $50,000 plus .05% on the first $125 million of the Fund's average daily net assets, and .03% of average daily net assets exceeding $125 million.

Purchases and Sales of Investment Securities:

     For the period ended June 30, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $44,466,632 and $29,323,637, respectively.

Transactions in Shares of Affiliated Companies:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 1999.

                                   Purchases             Sales
                               -----------------   -----------------
     Affiliated Company         Shares     Cost     Shares     Cost     Realized Gain/Loss     Dividend Income
----------------------------   --------   ------   --------   ------   --------------------   ----------------
Art's-Way Manufacturing          --         --        --        --             --                   --
Smithfield Companies (The)       --         --        --        --             --                $17,808


40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE FOCUS TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 81.1%

                                             SHARES         VALUE
                                             ------         -----
Consumer Products -- 9.3%
Collectibles - 4.5%
   Enesco Group                             141,100     $ 3,262,938
                                                        -----------
Publishing - 1.8%
   Gibson Greetings*                        206,300       1,308,716
                                                        -----------
Sports and Recreation - 3.0%
   Oakley*                                  307,800       2,193,075
                                                        -----------
                                                          6,764,729
                                                        ===========
Consumer Services -- 6.9%
Retail Stores - 6.9%
   Charming Shoppes*                        815,000       4,966,406
                                                        ===========
Financial Intermediaries - 3.6%
Insurance - 3.6%
   Medical Assurance*                        50,351       1,422,416
   Zenith National Insurance                 49,800       1,226,325
                                                        -----------
                                                          2,648,741
                                                        ===========
Financial Services -- 9.5%
Information and Processing - 2.8%
   Duff & Phelps Credit Rating               30,500       2,039,687
                                                        -----------
Insurance Brokers - 6.7%
   Blanch (E.W.) Holdings                    32,400       2,209,275
   Gallagher (Arthur J.) & Co.               52,800       2,613,600
                                                        -----------
                                                          4,822,875
                                                        -----------
                                                          6,862,562
                                                        ===========
Health -- 1.4%
Health Services - 1.4%
   Arrow International                       38,300         991,012
                                                        ===========
Industrial Products -- 13.0%
Building Systems and Components - 2.8%
   Simpson Manufacturing*                    41,600       1,976,000
                                                        -----------
Construction Materials - 4.7%
   Florida Rock Industries                   75,000       3,412,500
                                                        -----------
Machinery - 2.9%
   Lincoln Electric Holdings                103,400       2,119,700
                                                        -----------
Pumps, Valves and Bearings - 2.6%
   Kaydon Corporation                        55,100       1,852,738
                                                        -----------
                                                          9,360,938
                                                        ===========
Industrial Services -- 15.0%
Commercial Services - 2.6%
   Carlisle Holdings*                       128,400       1,861,800
                                                        -----------
Engineering and Construction - 5.1%
   Morrison Knudsen*                        357,100       3,682,594
                                                        -----------

                                             SHARES         VALUE
                                             ------         -----
Industrial Distribution - 1.8%
   Ritchie Bros. Auctioneers*                35,000     $ 1,260,000
                                                        -----------
Printing - 3.2%
   New England Business Service              75,000       2,315,625
                                                        -----------
Transportation and Logistics - 2.3%
   Circle International Group                65,000       1,421,875
   Ryanair Holdings ADR+*                     5,000         265,000
                                                        -----------
                                                          1,686,875
                                                        -----------
                                                         10,806,894
                                                        ===========
Natural Resources -- 9.6%
Energy Services - 3.8%
   Input/Output*                            120,000         907,500
   Nabors Industries*                        75,000       1,832,813
                                                        -----------
                                                          2,740,313
                                                        -----------
Gold - 2.2%
   Anglogold ADR+                            74,100       1,593,150
                                                        -----------
Oil and Gas - 3.6%
   Tom Brown*                                92,000       1,431,750
   Renaissance Energy*                       87,500       1,176,570
                                                        -----------
                                                          2,608,320
                                                        -----------
                                                          6,941,783
                                                        ===========
Technology -- 12.8%
Aerospace/Defense - 1.5%
   Curtiss-Wright                            27,300       1,061,287
                                                        -----------
Distribution - 7.7%
   Marshall Industries*                     127,500       4,582,031
   Richardson Electronics                   143,000         974,187
                                                        -----------
                                                          5,556,218
                                                        -----------
Software/Services - 3.6%
   Comdisco                                  50,000       1,281,250
   National Computer Systems                 40,000       1,350,000
                                                        -----------
                                                          2,631,250
                                                        -----------
                                                          9,248,755
                                                        ===========
TOTAL COMMON STOCKS
   (Cost $48,605,645)                                    58,591,820
                                                        ===========

                                          PRINCIPAL
                                           AMOUNT
                                           ------
U.S. TREASURY OBLIGATIONS -- 13.7%
U.S. Treasury Notes
   7.125%, due 9/30/99                   $2,000,000       2,010,940
   5.75%, due 10/31/02                    5,000,000       5,014,050
   4.25%, due 11/15/03                    3,000,000       2,832,660
                                                        -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,029,531)                                     9,857,650
                                                        ===========


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 41

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE FOCUS TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                     VALUE
                                                     -----
REPURCHASE AGREEMENT -- 5.5%
State Street Bank & Trust Company,
  4.25% dated 6/30/99, due 7/01/99,
  maturity value $4,000,472 (collateralized
  by U.S. Treasury Notes, 3.375%
  due 1/15/07, valued at $4,084,888)
  (Cost $4,000,000)                               $ 4,000,000
                                                  ===========

                                                     VALUE
                                                     -----
TOTAL INVESTMENTS -- 100.3%
   (Cost $62,635,176)                             $72,449,470
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (0.3)%                              (241,508)
                                                  -----------
NET ASSETS -- 100.0%                              $72,207,962
                                                  ===========

--------------------------------------------------------------------------------

* Non income producing.

+ American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $62,635,176. At June 30, 1999, net unrealized appreciation for all securities was $9,814,294, consisting of aggregate gross unrealized appreciation of $13,359,239 and aggregate gross unrealized depreciation of $3,544,945.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ROYCE FOCUS TRUST, INC.                                JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $58,635,176)                                            $68,449,470
Repurchase agreement (at cost and value)                                                        4,000,000
Cash                                                                                              584,833
Receivable for investments sold                                                                 1,875,251
Receivable for dividends and interest                                                             185,527
Prepaid expenses                                                                                   16,531
---------------------------------------------------------------------------------------------------------
 Total Assets                                                                                  75,111,612
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                               2,797,589
Payable for investment advisory fee                                                                39,020
Preferred dividends accrued but not yet declared                                                   33,112
Accrued expenses                                                                                   33,929
---------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                              2,903,650
---------------------------------------------------------------------------------------------------------
 Net Assets                                                                                   $72,207,962
=========================================================================================================
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share              $20,000,000
=========================================================================================================
Net Assets applicable to Common Stock (net asset value per share - $6.20)                     $52,207,962
=========================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock - par value $0.001 per share; 800,000 shares outstanding     $       800
Common Stock - par value $0.001 per share; 8,423,423 shares outstanding (100,000,000                8,423
  shares authorized)
Additional paid-in capital                                                                     61,385,724
Undistributed net investment income                                                               496,106
Accumulated net realized gain on investments                                                    1,280,727
Quarterly and accrued distributions                                                              (778,112)
Net unrealized appreciation on investments                                                      9,814,294
---------------------------------------------------------------------------------------------------------
 Net Assets                                                                                   $72,207,962
=========================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Six months ended      Year ended
                                                                          June 30, 1999      December 31,
                                                                           (unaudited)           1998
                                                                        ----------------     ------------
INVESTMENT OPERATIONS:
 Net investment income                                                     $   359,526       $    991,047
 Net realized gain (loss) on investments                                    (1,286,710)         1,937,257
 Net change in unrealized appreciation on investments                        6,422,775         (4,873,694)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations           5,495,591         (1,945,390)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                            --           (1,343,086)
 Net realized gain on investments                                                 --             (146,914)
 Quarterly distributions*                                                     (745,000)              --
---------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                               (745,000)        (1,490,000)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                            --                 --
 Net realized gain on investments                                                 --                 --
---------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                      --                 --
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                        4,750,591         (3,435,390)
NET ASSETS:
 Beginning of period                                                        67,457,371         70,892,761
---------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income
  of $496,106 and $136,580, respectively)                                  $72,207,962        $67,457,371
=========================================================================================================

* To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 43

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
ROYCE FOCUS TRUST, INC.               SIX MONTHS ENDED JUNE 30, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Interest                                                          $   372,985
  Dividends                                                             316,638
-------------------------------------------------------------------------------
Total Income                                                            689,623
-------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                              317,829
  Custodian and transfer agent fees                                      31,697
  Shareholder reports                                                    16,853
  Administrative and office facilities expenses                          16,468
  Professional fees                                                      15,219
  Directors' fees                                                        10,220
  Other expenses                                                         20,990
-------------------------------------------------------------------------------
Total Expenses                                                          429,276
Fees Waived by Investment Adviser                                       (99,179)
-------------------------------------------------------------------------------
Net Expenses                                                            330,097
-------------------------------------------------------------------------------
Net Investment Income                                                   359,526
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                     (1,286,710)
Net change in unrealized appreciation on investments                  6,422,775
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       5,136,065
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS               $ 5,495,591
===============================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                   Six months ended
                                                                     June 30, 1999
                                                                      (unaudited)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $5.63
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                                   0.04
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                       0.62
-----------------------------------------------------------------------------------
   Total investment operations                                            0.66
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                                   --
  Net realized gain on investments and foreign currency                   --
  Quarterly and accrued distributions*                                   (0.09)
-----------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                         (0.09)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                                   --
  Net realized gain on investments and foreign currency                   --
-----------------------------------------------------------------------------------
   Total distributions to Common Stockholders                             --
-----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering                                      --
  Effect of reinvestment of distributions by Common Stockholders          --
  Other Sources                                                           --
-----------------------------------------------------------------------------------
   Total capital stock transactions                                       --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $6.20
-----------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                              $4.94
-----------------------------------------------------------------------------------
TOTAL RETURN(a):
Net Asset Value (b)                                                       10.1%
Market Value                                                               1.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)                                                      1.51%**
  Management fee expense                                                  1.00%**
  Other operating expenses                                                0.51%**
Net investment income                                                     1.64%**
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                               $72,208
Portfolio Turnover Rate                                                     25%
PREFERRED STOCK:
Total shares outstanding                                               800,000
Asset coverage per share                                                   361%
Liquidation preference per share                                        $25.00
Average market value per share (e)                                      $24.81
===================================================================================

                                                                                     Years ended December 31,
                                                                  ------------------------------------------------------------
                                                                     1998           1997         1996         1995       1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $6.04          $5.52         $5.09       $4.70       $5.24
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                              0.12           0.08          0.06        0.13        0.19
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                 (0.35)          1.12          0.35        0.36       (0.62)
------------------------------------------------------------------------------------------------------------------------------
   Total investment operations                                      (0.23)          1.20          0.41        0.49       (0.43)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                             (0.16)          --            --           --         --
  Net realized gain on investments and foreign currency             (0.02)         (0.01)         --           --         --
  Quarterly and accrued distributions*                                --             --           --           --         --
------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                    (0.18)         (0.01)         --           --         --
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                               --           (0.12)         --         (0.16)      (0.11)
  Net realized gain on investments and foreign currency               --           (0.41)         --         (0.01)       --
------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                         --           (0.53)         --         (0.17)      (0.11)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering                                  --           (0.10)         --           --         --
  Effect of reinvestment of distributions by Common Stockholders      --           (0.04)         --           --         --
  Other Sources                                                       --             --           0.02        0.07        --
------------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                                   --           (0.14)         0.02        0.07        --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $5.63          $6.04         $5.52       $5.09       $4.70
------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                         $4.88          $5.06         $4.59       $4.19       $3.56
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a):
Net Asset Value (b)                                                  (6.8)%         20.5%         --           --         --
Market Value                                                         (3.7)%         21.3%          9.6%       22.3%      (17.4)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)                                                 1.62%          0.94%         1.91%       2.14%       2.27%
  Management fee expense                                             1.14%          0.39%         0.83%       1.00%       1.00%
  Other operating expenses                                           0.48%          0.55%         1.08%       1.14%       1.27%
Net investment income                                                1.95%          1.35%         1.80%       2.80%       3.81%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                          $67,457        $70,893       $44,154     $41,385     $41,106
Portfolio Turnover Rate                                                90%            74%         159%          76%       483%
PREFERRED STOCK:
Total shares outstanding                                          800,000        800,000          --           --         --
Asset coverage per share                                              337%           354%         --           --         --
Liquidation preference per share                                   $25.00         $25.00          --           --         --
Average market value per share (e)                                 $25.16         $25.25          --           --         --
==============================================================================================================================

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.

(b) The Net Asset Value Total Return is not available for years prior to 1997.

(c) Expense ratios based on total average net assets were 1.04%, 1.16%, 0.90% , 1.91%, 2.14% and 2.27% for the periods ended June 30, 1999 and December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.96%, 1.88%, 1.60% and 2.08% for the periods ended June 30, 1999 and December 31, 1998, 1997 and 1996, respectively.

(e) The average of month-end market values during the period.

 *  To be allocated to net investment income and capital gains at year-end.

**  Annualized.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 45

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Focus Trust, Inc. (the "Fund") is a diversified closed-end investment company. Effective May 7, 1999, Royce Global Trust, Inc., formerly named All Seasons Global Fund, Inc., changed its name to Royce Focus Trust, Inc. The Fund commenced operations on March 2, 1988.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment Transactions and Related Investment Income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

 Expenses:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses.

 Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 Distributions:

     Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

 Repurchase Agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:

     The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

46 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999

--------------------------------------------------------------------------------

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

Investment Advisory Agreement:

     Royce & Associates, Inc. ("Royce") assumed investment management responsibility for the Fund on November 1, 1996. The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund.

     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock dividend rate.

     For the period ended June 30, 1999, the Fund accrued and paid Royce advisory fees totaling $218,650, which is net of $99,179 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:

     For the period ended June 30, 1999, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $15,949,948 and $15,064,953, respectively.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1999 | 47

STOCKHOLDER MEETING RESULTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

At the 1999 Annual Meeting of Stockholders held on April 28, 1999, the Fund's stockholders: (i) elected the board of directors, consisting of (a) Charles M. Royce, (b) John D. Diederich, (c) Donald R. Dwight, (d) Richard M. Galkin, (e) Stephen L. Isaacs and (f) David L. Meister and (ii)ratified the selection of Tait, Weller & Baker as independent accountants.

         COMMON STOCK             COMMON STOCK      COMMON STOCK
         AND PREFERRED            AND PREFERRED     AND PREFERRED
         STOCK VOTING             STOCK VOTING       STOCK VOTING     PREFERRED STOCK    PREFERRED STOCK    PREFERRED STOCK
         TOGETHER AS A            TOGETHER AS A     TOGETHER AS A       VOTING AS A        VOTING AS A        VOTING AS A
        SINGLE CLASS -            SINGLE CLASS -     SINGLE CLASS -   SEPARATE CLASS -   SEPARATE CLASS -   SEPARATE CLASS -
          VOTES FOR               VOTES AGAINST    VOTES ABSTAINED       VOTES FOR        VOTES AGAINST     VOTES ABSTAINED
          ---------               -------------    ---------------       ---------        -------------     ---------------
(i)
     (a)   34,067,797                   N/A             331,472               N/A              N/A                 N/A
     (b)          N/A                   N/A                 N/A         5,544,897              N/A              49,010
     (c)   33,992,459                   N/A             406,810               N/A              N/A                 N/A
     (d)   33,995,940                   N/A             403,329               N/A              N/A                 N/A
     (e)   33,970,329                   N/A             428,940               N/A              N/A                 N/A
     (f)          N/A                   N/A                 N/A         5,538,931              N/A              54,976
(ii)       34,039,367               135,360             224,540               N/A              N/A                 N/A

--------------------------------------------------------------------------------
ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

At the 1999 Annual Meeting of Stockholders held on April 28, 1999, the Fund's stockholders: (i) elected the board of directors, consisting of (a) Charles M. Royce, (b) John D. Diederich, (c) Donald R. Dwight, (d) Richard M. Galkin, (e) Stephen L. Isaacs and (f) David L. Meister and (ii) ratified the selection of Tait, Weller & Baker as independent accountants.

(i)
     (a)   12,968,018                   N/A             127,259               N/A               N/A                N/A
     (b)          N/A                   N/A                 N/A         1,501,073               N/A                560
     (c)   12,949,261                   N/A             146,015               N/A               N/A                N/A
     (d)   12,946,648                   N/A             148,629               N/A               N/A                N/A
     (e)   12,936,498                   N/A             164,778               N/A               N/A                N/A
     (f)          N/A                   N/A                 N/A         1,501,073               N/A                560
(ii)       12,965,166                82,167              47,942               N/A               N/A                N/A

--------------------------------------------------------------------------------
ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

At the 1999 Annual Meeting of Stockholders held on April 28, 1999, the Fund's stockholders: (i) approved an amendment to the Fund's Articles of Incorporation changing its name to Royce Focus Trust, Inc., (ii) elected the board of directors, consisting of(a) Charles M. Royce, (b) Donald R. Dwight, (c) Richard
M. Galkin, (d) Steven L. Isaacs, (e) William M. Koke and (f) David L. Meister and (iii) ratified the selection of Tait, Weller & Baker as independent accountants.

(i)         7,678,100               237,937              61,759               N/A               N/A                N/A
(ii)
     (a)    7,896,246                   N/A              81,550               N/A               N/A                N/A
     (b)    7,876,911                   N/A             100,885               N/A               N/A                N/A
     (c)    7,877,415                   N/A             100,381               N/A               N/A                N/A
     (d)          N/A                   N/A                 N/A           769,122               N/A              6,760
     (e)    7,878,815                   N/A              98,981               N/A               N/A                N/A
     (f)          N/A                   N/A                 N/A           768,922               N/A              6,960
(iii)       7,897,484                34,048              46,265               N/A               N/A                N/A


48 | THE ROYCE FUNDS ANNUAL REPORT 1999

POSTSCRIPT
--------------------------------------------------------------------------------

FUNNY BUSINESS
A senior member of our investment staff related the following story to us.

Early this past March, my old college buddy Jerry had asked me to meet him at a trendy downtown restaurant. I was looking forward to a pleasant night out with an old friend to take some of the sting out of one of the worst periods for small-cap stocks in recent memory. I arrived just in time to see Jerry's cab roll up to the restaurant's door. He sprung out smiling from the back seat as he chomped on a cigar about the size of a baseball bat. After getting our table and informing me that dinner was on him, he looked at me shaking his head with a pitying look in his eye. "And I always thought you were the smart one," he said, "but man I've been making such a killing lately that I may just have to come by your office and show you guys how it's done."

     I was confused. Jerry couldn't be talking about investing. He thought hedge funds invested in plant life. He wouldn't know Warren Buffet from Warren Beatty. Jerry in the market? It just didn't seem possible.

     "Oh, it's possible," he said with a laugh. "I opened up one of those accounts where you pick your own stocks on your computer. I've been doing it for a while now, and don't think I haven't learned anything from you -- I'm in it all for the long haul, just like your company. I'll give you a good example. I held my last Internet stock for almost three months before I sold it."

     "Three months? Jerry, that's a lunchtime in this business" I said. "Long-term usually means a minimum of three years to us."

     He started shaking his head again, "You guys need to stop looking at all that balance sheet and numbers stuff and watch a little TV or get on the net. It's a whole new world out there. The money's practically falling out of the sky, and you guys are sitting around looking at your reports and buying these teeny little companies that make things." He laughed. "I mean, news flash, buddy, the earth isn't flat!" With that he leaned back and handed the busboy $5 for refilling his water glass.

     I left that night feeling worse than ever. Not only were small-cap stocks struggling, but one of my oldest friends was getting rich in the stock market almost because he didn't know what he was doing. Ignorance was turning into Jerry's very profitable advantage. I knew investing could be a funny business, but it wasn't supposed to be this funny.

     Around mid-June, there was a lot of volatility in the market as a whole, but small-caps were rebounding, and I was in a much better mood. Even when everything couldn't have looked worse, our patience, consistency and long-term outlook kept us from losing our composure. Over the years, depending on what was hot in the stock market at the time, we've heard it all -- small-caps are out, value investing is passe, the old ways of looking for financially solid, well-run companies are obsolete. But through it all, we've just kept doing what we do. I started wondering how Jerry was doing, since I hadn't heard from him in a while. I dialed his number and after several rings he picked up.

     "Hello?" He sounded kind of hoarse.

     "Hey, how are you?" I asked. "How are your adventures in investing?"

     "Um, well, not bad, I guess...but not great. I just bought this hot new internet company, Sell-at-Any-Price.com, that gives free online investment advice for a very reasonable monthly fee to people who make their own picks like me. I didn't get in on the ground floor, but it still looked like they couldn't lose. They had almost 30,000 customers and the market cap when I bought was only $1 billion...I mean, it was like stealing, really. But now suddenly it's off 75% from the high, and the high's where I bought in."

     "Well at least you didn't put all your money into this company, did you? What's it called again," I asked, "sucker's_bet.com? Jerry...Jerry...Jerry, are you there?"

     It's never fun to hear an old friend cry, but maybe Jerry will become a small-cap value investor.

[background photos: hare chasing tortoise]

[sidebar]

Even when everything couldn't have looked worse, our patience, consistency and long-term outlook kept us from losing our composure. Over the years, depending on what was hot in the stock market at the time, we've heard it all - small-caps are out, value investing is passe, the old ways of looking for financially solid, well-run companies are obsolete. But through it all, we've just kept doing what we do.

[end sidebar]

[back cover]

                                       THE
                                      ROYCE
                                      FUNDS


                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                  HIGHLY RESPECTED SMALL-COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $2.9 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide market at the time, we've heard it all -- small-caps are out, value investing is passe, the old ways of looking to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.

                              CONSISTENT DISCIPLINE

We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its worth. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company.

                              CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $40 million invested in The Royce Funds.


                                 THE ROYCE FUNDS
                  1414 AVENUE OF THE AMERICAS, NEW YORK NY10019


GENERAL INFORMATION                   BROKER/DEALER SERVICES
Additional Report Copies              For Fund Materials and Performance Updates
(800) 221-4268                        (800) 59-ROYCE (597-6923)


                    STATE STREET BANK AND TRUST COMPANY
                    Custodian, Transfer Agent and Registrar
                    (800) 426-5523


                               www.roycefunds.com
                               funds@roycenet.com